Exhibit 10.4

DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

CONTENTS

CLAUSE

1 DEFINITIONS AND INTERPRETATION 1
2 APPOINTMENT OF AGENTS 4
3 THE SUBORDINATED NOTES 4
4 EXCHANGES OF GLOBAL NOTE CERTIFICATE FOR INDIVIDUAL NOTE CERTIFICATES 5
5 TRANSFERS OF SUBORDINATED NOTES 5
6 REPLACEMENT OF NOTE CERTIFICATES 6
7 PAYMENTS TO THE FISCAL AGENT 6
8 PAYMENTS TO NOTEHOLDERS 7
9 DUTIES OF THE AGENT BANK 10
10 COVENANTS BY THE ISSUER 11
11 MISCELLANEOUS DUTIES OF THE AGENTS 12
12 FEES AND EXPENSES 13
13 TERMS OF APPOINTMENT 14
14 CHANGES IN AGENTS 16
15 NOTICES 18
16 LAW AND JURISDICTION 19
17 FORCE MAJEURE 21
18 SANCTIONS 21
19 RIGHTS OF THIRD PARTIES 21
20 MODIFICATION 22
21 CONFIDENTIALITY 22
22 COUNTERPARTS 22

SCHEDULE

SCHEDULE 1 FORM OF GLOBAL NOTE CERTIFICATE 19
SCHEDULE 2 FORM OF INDIVIDUAL NOTE CERTIFICATE 24
SCHEDULE 3 TERMS AND CONDITIONS 28
SCHEDULE 4 REGULATIONS CONCERNING TRANSFERS AND REGISTRATION OF SUBORDINATED NOTES 60
SCHEDULE 5 SPECIFIED OFFICES OF THE AGENTS 63

CONTENTS PAGE 1

1 THIS PAYING AGENCY AGREEMENT dated 2021 BETWEEN: (1) GROUP ARK INSURANCE LIMITED, a Bermuda exempted insurance company (Registration No. 39617) limited by shares, with its registered office at, Clarendon House, 2 Church Street, Hamilton HM11, Bermuda, in its capacity as Issuer (the “Issuer”); (2) THE BANK OF NEW YORK MELLON, LONDON BRANCH, whose registered office is at One Canada Square, London, E14 5AL, United Kingdom in its capacity as fiscal agent, transfer agent and agent bank (in such capacities, the “Fiscal Agent”, the “Transfer Agent”, the “Agent Bank” and, together with any other person(s) appointed from time to time as paying agents under the terms of this Agreement, the “Paying Agents”); and (3) THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH, whose registered office is at Riverside Two, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, Ireland in its capacity as registrar, (in such capacity, the “Registrar”). RECITALS (A) The Issuer has authorised the creation and issue of US$70,000,000 in aggregate principal amount of Floating Rate Tier 2 Subordinated Notes due 2041 (the “Subordinated Notes”). (B) The Subordinated Notes will be constituted by a deed of covenant dated on or about the date hereof (as amended or supplemented from time to time, the “Deed of Covenant”) entered into by the Issuer. (C) The Subordinated Notes will be in registered form in the denominations of US$200,000. The Subordinated Notes will be represented by a registered global certificate (the “Global Note Certificate”), which will be exchangeable for individual note certificates (the “Individual Note Certificates” and, together with the Global Note Certificate, the “Note Certificates”) in the circumstances specified therein. (D) The Issuer, the Registrar, the Transfer Agent and the Paying Agents (collectively, the “Parties”) wish to record certain arrangements which they have made in relation to the Subordinated Notes. IT IS AGREED as follows: 1 DEFINITIONS AND INTERPRETATION 1.1 Definitions In this Agreement, the following expressions shall have the following meanings: “Agents” means the Fiscal Agent, the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank, and “Agent” means any one of them; “Agreement” means this paying agency agreement between the Issuer and the Agents; “Applicable Law” shall be deemed to include (i) any rule or practice of any Authority by which any Party is bound or with which it is accustomed to comply; (ii) any agreement between any Authorities; and (iii) any agreement between any Authority and any Party that is customarily entered into by institutions of a similar nature; “Authority” means any competent regulatory, prosecuting, Tax or governmental authority in any jurisdiction; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42 8 SEPTEMBER

2 “Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in New York, London and Hamilton (Bermuda); “Business Hours” means, in respect of a Business Day for the provisions of Clause 9 (Duties of the Agent Bank), between 10 a.m. and 4 p.m. Local Time; “Clearing Systems” means Euroclear and Clearstream, Luxembourg; “Clearstream, Luxembourg” means Clearstream Banking, S.A.; “Code” means the U.S. Internal Revenue Code of 1986, as amended; “Common Depository” means a common depository acting for Euroclear and Clearstream, Luxembourg; “Conditions” means the terms and conditions of the Subordinated Notes (in the form set out in Schedule 3 (Terms and Conditions) hereto and as modified from time to time in accordance with their terms and any references to a numbered “Condition” is to the correspondingly numbered provision thereof); “Electronic Means” means the following communication methods: (i) non-secure methods of transmission or communication such as e-mail and facsimile transmission and (ii) secure electronic transmission containing applicable authorisation codes, passwords and/or authentication keys issued by any of the Agents or another method or system specified by any of the Agents as available for use in connection with its services hereunder; “Euroclear” means Euroclear Bank S.A. / N.V.; “FATCA Withholding” means any withholding or deduction required pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations or agreements thereunder, any official interpretations thereof, or any law implementing an intergovernmental approach thereto; “Fiscal Agent”, “Paying Agents”, “Registrar”, “Transfer Agent” and “Agent Bank” include any successors thereto appointed from time to time in accordance with Clause 14 (Changes in Agents) and “Paying Agent” means any one of the Paying Agents; “Local Time” means the time in the city in which the Fiscal Agent has its Specified Office; “Noteholder” means any person that holds an interest in the Subordinated Note; “Regulations” means the regulations concerning the transfer of Subordinated Notes as the same may from time to time be promulgated by the Issuer and approved by the Registrar (the initial such regulations being set out in Schedule 4 (Regulations concerning transfers and registration of Subordinated Notes)); “Specified Office” means the premises of any Paying Agent, the Registrar or Transfer Agent, in each case as set out in Schedule 5 (Specified Offices of the Agents); “Tax” means any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any Authority having power to tax; and “US$” and “U.S. Dollar” mean the lawful currency of the United States of America. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

3 1.2 Meaning of outstanding For the purposes of this Agreement and the Conditions (but without prejudice to its status for any other purpose), a Subordinated Note shall be considered to be “outstanding” unless one or more of the following events has occurred: (a) it has been redeemed in full or purchased under Condition 6 (Redemption, Purchase and Cancellation) and, in either case, has been cancelled in accordance with Condition 6 (Redemption, Purchase and Cancellation); or (b) the due date for its redemption in full has occurred and all sums due in respect of such Subordinated Note (including all accrued interest) have been received by the Fiscal Agent and remain available for payment against presentation and surrender of the relevant Note Certificate, provided, however, that, for the purposes of ascertaining the right to attend and vote at any meeting of Noteholders, those Subordinated Notes (if any) which are for the time being held by any person (including but not limited to the Issuer) for the benefit of the Issuer shall (unless and until ceasing to be so held) be deemed not to remain outstanding. 1.3 Clauses and Schedules Any reference in this Agreement to a Clause or a Schedule is, unless otherwise stated, a reference to a clause hereof or a schedule hereto. 1.4 Principal and interest In this Agreement, any reference to principal or interest includes any additional amounts payable in relation thereto under the Conditions. 1.5 Terms defined in the Conditions Capitalised terms and expressions used but not defined herein have the respective meanings given to them in the Conditions. 1.6 Statutes Any reference in this Agreement to a statute, any provision thereof or to any statutory instrument, order or regulation made thereunder shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted. 1.7 Headings Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement. 1.8 Miscellaneous (a) A reference to a person in this Agreement includes its successors, transferees and assignees save that, with respect to the Paying Agents, the terms of Clause 11 (Miscellaneous Duties of the Agents) shall apply. (b) Word importing the singular shall include the plural and vice-versa. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

4 2 APPOINTMENT OF AGENTS Upon and subject to the terms of this Agreement and the Conditions, the Issuer hereby appoints each Agent as its agent in respect of the Subordinated Notes at its respective Specified Office, and each Agent hereby accepts such appointment. Each Agent shall perform the duties required of it by this Agreement and the Conditions. The duties and obligations of each Agent hereunder shall be several and not joint. 3 THE SUBORDINATED NOTES 3.1 Global Note Certificate The Global Note Certificate shall: (a) be in substantially the form set out in Schedule 1 (Form of Global Note Certificate ); and (b) be executed manually, in facsimile or by electronic or digital signature by or on behalf of the Issuer and authenticated manually or by electronic or digital signature on behalf of the Registrar. 3.2 Individual Note Certificates Each Individual Note Certificate shall: (a) be in substantially the form set out in Schedule 2 (Form of Individual Note Certificate); (b) have a unique serial number printed thereon; and (c) be executed manually, in facsimile or by electronic or digital signature by or on behalf of the Issuer and authenticated manually or by electronic or digital signature on behalf of the Registrar. 3.3 Signatures Any signature on a Note Certificate shall be that of a person who is at the time of the creation and issue of the Subordinated Notes an authorised signatory for such purpose of the Issuer notwithstanding that such person has for any reason (including death) ceased to be such an authorised signatory at the time at which such Note Certificate is delivered. 3.4 Availability of Individual Note Certificates The Issuer shall arrange for the duly signed unauthenticated Global Note Certificate to be made available to or to the order of the Fiscal Agent not later than one day prior to the Issue Date. If the Issuer is required to deliver Individual Note Certificates pursuant to the terms of the Global Note Certificate, the Issuer shall promptly arrange for a stock of Individual Note Certificates (unauthenticated and with the names of the registered Noteholders left blank but executed on behalf of the Issuer and otherwise complete) to be made available to the Registrar and the Fiscal Agent and not later than 14 days before the date upon which the Global Note Certificate is to be exchanged for Individual Note Certificates. The Issuer shall also arrange for such Global Note Certificates and Individual Note Certificates as are required to enable the Registrar to perform its obligations under Clause 4 (Exchanges of Global Note Certificate for Individual Note Certificates), Clause 5 (Transfers of Subordinated Notes) and Clause 6 (Replacement of Note Certificates) to be made available to or to the order of the Registrar and the Fiscal Agent from time to time. In the event that Individual Notes Certificates are issued and an Agent informs the Issuer that it is unable to DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

5 perform its obligations under this Agreement, the Issuer shall forthwith appoint another agent in accordance with Clause 14.4 (Additional and successor agents) which is able to perform such obligations. 3.5 Authority to authenticate Each of the Registrar and the Fiscal Agent is authorised by the Issuer to authenticate the Global Note Certificate and the Individual Note Certificate by the signature of any of its officers or any other person duly authorised for the purpose by the Registrar, the Fiscal Agent or (as the case may be) such Paying Agent. 3.6 Duties of the Registrar The Registrar and the Fiscal Agent shall hold in safekeeping all unauthenticated Global Note Certificates and Individual Note Certificates delivered to it in accordance with Clause 3.4 (Availability of Individual Note Certificates) and shall ensure that they are authenticated and delivered only in accordance with the terms hereof and of the Global Note Certificate (if applicable) and of the Conditions. 4 EXCHANGES OF GLOBAL NOTE CERTIFICATE FOR INDIVIDUAL NOTE CERTIFICATES If the Global Note Certificate becomes exchangeable for Individual Note Certificates in accordance with its terms, the Registrar shall authenticate and deliver to each person designated by a Clearing System an Individual Note Certificate in accordance with the terms of this Agreement and the Global Note Certificate. 5 TRANSFERS OF SUBORDINATED NOTES 5.1 Maintenance of the Register The Registrar shall maintain in relation to the Subordinated Notes a register (the “Register”), which shall be kept outside of the United Kingdom and at its Specified Office in accordance with the Conditions and be made available by the Registrar to the Issuer and the other Agents for inspection and for the taking of copies or extracts therefrom at all reasonable times. The Register shall show the aggregate principal amount, serial numbers and dates of issue of Note Certificates, the names and addresses of the initial Noteholders thereof and the dates of all transfers to, and the names and addresses of, all subsequent Noteholders thereof, all cancellations of Note Certificates and all replacements of Note Certificates. 5.2 Registration of transfers in the Register The Registrar shall receive requests for the transfer of Subordinated Notes in accordance with the Conditions and the Regulations and shall make the necessary entries in the Register. 5.3 Transfer Agent to receive requests for transfers of Subordinated Notes The Transfer Agent shall receive requests for the transfer of Subordinated Notes in accordance with the Conditions and the Regulations and assist, if required in the issue of new Note Certificates to give effect to such transfers and, in particular, upon any such request being duly made, shall promptly notify the Registrar of: (a) the aggregate principal amount of the Subordinated Notes to be transferred; (b) the name(s) and addresses to be entered on the Register of the holder(s) of the new Note Certificate(s) to be issued in order to give effect to such transfer; and DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

6 (c) the place and manner of delivery of the new Note Certificate(s) to be delivered in respect of such transfer, and shall forward the Note Certificate(s) relating to the Subordinated Notes to be transferred (with the relevant form(s) of transfer duly completed) to the Registrar with such notification. 6 REPLACEMENT OF NOTE CERTIFICATES 6.1 Delivery of replacements Subject to receipt of replacement Global Note Certificates and/or Individual Note Certificates (as the case may be), the Fiscal Agent shall, upon and in accordance with the instructions of the Issuer (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity), complete, authenticate and deliver a Global Note Certificate or Individual Note Certificate which the Issuer has determined to issue as a replacement for any Global Note Certificate or Individual Note Certificate which has been mutilated or defaced or which has been or is alleged to have been destroyed, stolen or lost; provided, however, that the Fiscal Agent shall not deliver any Global Note Certificate or Individual Note Certificate as a replacement for any Global Note Certificate or Individual Note Certificate which has been mutilated or defaced otherwise than against surrender of the same and shall not issue any replacement Global Note Certificate or Individual Note Certificate until the applicant has furnished the Fiscal Agent with such evidence and indemnity as the Issuer and/or the Fiscal Agent may reasonably require and has paid such costs and expenses as may be incurred in connection with such replacement. 6.2 Replacements to be numbered Each replacement Global Note Certificate or Individual Note Certificate delivered under this Agreement shall bear a unique serial number. 6.3 Cancellation and destruction The Fiscal Agent shall cancel and destroy each mutilated or defaced Global Note Certificate or Individual Note Certificate surrendered to it in respect of which a replacement has been delivered. 6.4 Notification The Fiscal Agent shall notify the Issuer and each other Agent of the delivery by it of any replacement Global Note Certificate or Individual Note Certificate specifying the serial number thereof and the serial number (if any and if known) of the Global Note Certificate or Individual Note Certificate which it replaces and confirming (if such is the case) that the Global Note Certificate or Individual Note Certificate which it replaces has been cancelled and destroyed in accordance with Clause 6.3 (Cancellation and destruction). 7 PAYMENTS TO THE FISCAL AGENT 7.1 Issuer to pay Fiscal Agent Subject to Conditions 5 (Deferral of Interest) and 6 (Redemption, Purchase and Cancellation), the Issuer shall, one Business Day before each date on which any payment in respect of the Subordinated Notes becomes due, transfer to the Fiscal Agent before 10.00 a.m. (local time in the relevant principal financial centre of the country of the relevant currency) such amount as may be required for the purposes of such payment. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

7 7.2 Manner and time of payment Each amount payable under Clause 7.1 (Issuer to pay Fiscal Agent) shall be paid unconditionally by credit transfer in U.S. Dollar and in immediately available freely transferable, cleared funds not later than 10.00 a.m. (local time in the relevant principal financial centre of the country of the relevant currency) on the relevant day to such account with such bank as the Fiscal Agent may from time to time notify to the Issuer for such purpose. The Issuer shall, on the second Business Day before the due date of each payment by it under Clause 7.1 (Issuer to pay Fiscal Agent), procure that the bank effecting payment for it confirms by authenticated SWIFT message to the Fiscal Agent the payment instructions relating to such payment. 7.3 Failure to confirm payment instructions If the Fiscal Agent has not, by 12.00 noon (local time in the relevant principal financial centre of the country of the relevant currency) on the second Business Day before the due date of any payment to it under Clause 7.1 (Issuer to pay Fiscal Agent), received confirmation of the relevant payment instructions referred to in Clause 7.2 (Manner and time of payment), it shall forthwith notify the Issuer and each other Paying Agent. If the Fiscal Agent subsequently receives confirmation of such payment instructions, it shall forthwith notify the Issuer and each other Paying Agent. 7.4 Exclusion of liens and interest Each of the Agents shall be entitled to deal with each amount paid to them under this Clause 7 (Payments to the Fiscal Agent) in the same manner as other amounts paid to them as bankers by their customers; provided, however, that: (a) they shall not exercise against the Issuer any lien, right of set-off or similar claim in respect thereof; (b) they shall not be liable to any person for interest thereon; and (c) they shall not be required to segregate any money, except as required by law. 7.5 Application by Fiscal Agent The Fiscal Agent shall apply each amount paid to it hereunder in accordance with Clause 8 (Payments to Noteholders) and shall not be obliged to repay any such amount unless the claim for the relevant payment becomes void in accordance with Applicable Law, in which event it shall refund at the written request of the Issuer such portion of such amount as relates to such payment by paying the same by credit transfer in U.S. Dollar to such account as the Issuer has by notice to the Fiscal Agent specified for the purpose. 8 PAYMENTS TO NOTEHOLDERS 8.1 Payments by Paying Agents Each Paying Agent acting through its Specified Office shall make payments of principal and interest in respect of the Subordinated Notes in accordance with the Conditions and, so long as the Subordinated Notes are evidenced by the Global Note Certificate, the terms thereof, provided, however, that: (a) if any Global Note Certificate or Individual Note Certificate is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

8 Agent shall as soon as reasonably practicable notify the Issuer of such presentation or surrender and shall not make payment against the same until it is so instructed by the Issuer and has received the amount to be so paid; (b) a Paying Agent shall not be obliged (but shall be entitled) to make payments of principal or interest in respect of the Subordinated Notes, if: (i) in the case of the Fiscal Agent, it has not received the full amount of any payment due to it under Clause 7.1 (Issuer to pay Fiscal Agent); or (ii) in the case of any other Paying Agent, it is not able to establish that the Fiscal Agent has received (whether or not at the due time) the full amount of any payment due to it under Clause 7.1 (Issuer to pay Fiscal Agent); and (c) each Paying Agent shall cancel each Note Certificate against presentation and surrender of which it has made full payment and shall deliver each Note Certificate so cancelled by it to, or to the order of, the Registrar. 8.2 Exclusion of liens and commissions No Paying Agent shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 8.1 (Payments by Paying Agents) in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof. 8.3 Reimbursement by Fiscal Agent If a Paying Agent other than the Fiscal Agent makes any payment in accordance with Clause 8.1 (Payments by Paying Agents): (a) it shall notify the Fiscal Agent of the amount so paid by it and the serial number and principal amount of each Note Certificate in relation to which payment of principal or interest was made; and (b) subject to and to the extent of compliance by the Issuer with Clause 7.1 (Issuer to pay Fiscal Agent) (whether or not at the due time), the Fiscal Agent shall pay to such Paying Agent out of the funds received by it under Clause 7.1 (Issuer to pay Fiscal Agent), by credit transfer in U.S. Dollar and in immediately available freely transferable, cleared funds to such account with such bank as such Paying Agent has by notice to the Fiscal Agent specified for the purpose, an amount equal to the amount so paid by such Paying Agent. 8.4 Appropriation by Fiscal Agent If the Fiscal Agent makes any payment in accordance with Clause 8.1 (Payments by Paying Agents), it shall be entitled to appropriate for its own account out of the funds received by it under Clause 7.1 (Issuer to pay Fiscal Agent) an amount equal to the amount so paid by it. 8.5 Reimbursement by Issuer Subject to sub-clauses 8.1(a) and 8.1(b) (Payments by Paying Agents), if a Paying Agent makes a payment in respect of Subordinated Notes on or after the due date for such payment under the Conditions at a time at which the Fiscal Agent has not received the full amount of the relevant payment due to it under Clause 7.1 (Issuer to pay Fiscal Agent) and the Fiscal Agent is not able out of funds received by it under Clause 7.1 (Issuer to pay Fiscal Agent) to reimburse such Paying Agent therefor (whether by payment under Clause 8.3 DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

9 (Reimbursement by Fiscal Agent) or appropriation under Clause 8.4 (Appropriation by Fiscal Agent)), the Issuer shall from time to time on demand pay to the Fiscal Agent for account of such Paying Agent: (a) the amount so paid out by such Paying Agent and not so reimbursed to it; and (b) interest on such amount from the date on which it is paid out to the date of reimbursement at a percentage rate per annum equal to the cost to the Paying Agent of funding the amount paid out, as certified by the Paying Agent and expressed as a percentage rate per annum, provided, however, that any payment made under sub-clause 8.5(a) (Reimbursement by Issuer) shall satisfy pro tanto the obligations of the Issuer under Clause 7.1 (Issuer to pay Fiscal Agent). 8.6 Partial payments If at any time and for any reason a Paying Agent makes a partial payment in respect of the Global Note Certificate or any Individual Note Certificate presented for payment to it, such Paying Agent shall enface thereon a statement indicating the amount and date of such payment. In addition, if, on any due date for payment, less than the full amount of any principal or interest is paid in respect of the Subordinated Notes, the Registrar will note on the Register a memorandum of the amount and date of any payment then made and, if the Global Note Certificate or any Individual Note Certificate is presented for payment in accordance with the Conditions and no payment is then made, the date of presentation of the Global Note Certificate or (as the case may be) such Individual Note Certificate. 8.7 Notice of any withholding or deduction (a) Each Party shall, within ten Business Days of a written request by another Party, supply to that other Party such forms, documentation and other information relating to it, its operations, or the Subordinated Notes as that other Party reasonably requests for the purposes of that other Party’s compliance with Applicable Law and shall notify the relevant other Party reasonably promptly in the event that it becomes aware that any of the forms, documentation or other information provided by such Party is (or becomes) inaccurate in any material respect; provided, however, that no Party shall be required to provide any forms, documentation or other information pursuant to this sub-clause; to the extent that: (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to such Party and cannot be obtained by such Party using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of such Party constitute a breach of any: (a) Applicable Law; (b) fiduciary duty; or (c) duty of confidentiality; (b) The Issuer shall notify each Agent in the event that it determines that any payment to be made by an Agent under the Subordinated Notes is a payment which could be subject to FATCA Withholding if such payment were made to a recipient that is generally unable to receive payments free from FATCA Withholding, and the extent to which the relevant payment is so treated; provided, however, that the Issuer’s obligation under this sub-clause 8.7 shall apply only to the extent that such payments are so treated by virtue of characteristics of the Issuer, the Subordinated Notes, or both; (c) Notwithstanding any other provision of this Agreement, each Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Subordinated Notes for or on account of any Tax, if and only to the extent so required DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

10 by Applicable Law, in which event the Agent shall make such payment after such deduction or withholding has been made and shall: (i) where permitted by the Applicable Law, account to the relevant Authority within the time allowed for the amount so deducted or withheld; or (ii) return to the Issuer the amount so deducted or withheld reasonably promptly, and within such time as to allow the Issuer to account to the relevant Authority for such amount within the time allowed, after making such payment, in which case, the Issuer shall so account to the relevant Authority for such amount. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this sub- clause 8.7; (d) In the event that any Agent determines that any deduction or withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on the Subordinated Notes, then that Agent shall notify the Issuer on making such determination; and (e) In the event that the Issuer determines in its sole discretion that any deduction or withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on any Subordinated Notes, then the Issuer will be entitled to redirect or reorganise any such payment in any way that it sees fit in order that the payment may be made without such deduction or withholding, provided, however, that any such redirected or re-organised payment is made through a recognised institution of international standing and otherwise made in accordance with this Agreement. The Issuer will promptly notify the Agents of any such redirection or reorganisation. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this sub-clause 8.7. 9 DUTIES OF THE AGENT BANK The Agent Bank agrees to comply with the provisions of Condition 4 (Interest) and this Agreement. In particular, the Agent Bank shall: (a) determine the Rate of Interest (as defined in the Conditions) applicable to the Subordinated Notes in accordance with the Conditions; (b) as soon as practicable after determining the Rate of Interest applicable to the Subordinated Notes for any period (but in any event not later than the first day of the applicable Interest Period (as defined in the Conditions)) pursuant to the Conditions, notify the Issuer, the Noteholders and the Paying Agents thereof in accordance with the Conditions; (c) publish the Rate of Interest, Interest Amount and relative Interest Payment Date in accordance with Condition 4 (Interest); and (d) maintain records of the quotations obtained, and all rates determined, by it and make such records available for inspection at all reasonable times by the Issuer and the Paying Agents. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

11 10 COVENANTS BY THE ISSUER The Issuer covenants with the Fiscal Agent that, so long as any of the Subordinated Notes remain outstanding, it will: 10.1 Notification of Redemption or Repayment Not less than the number of days specified in the relevant Condition prior to the redemption or repayment date in respect of any Subordinated Note, give to the Fiscal Agent notice in writing of the amount of such redemption or repayment pursuant to the Conditions and duly proceed to redeem or repay such Subordinated Notes accordingly; 10.2 Supervisory Consent So long as any Subordinated Note is outstanding, the Issuer will, where the Regulatory Clearance Condition is required to be satisfied before any payment is made or any other action is taken under this Agreement or the Subordinated Notes, meet such Regulatory Clearance Condition promptly before making such payment or taking such action and promptly provide a copy to the Fiscal Agent; 10.3 BMA Objection So long as any Subordinated Note is outstanding, the Issuer will, having received an objection to the making of any payment or taking of any action pursuant to the Conditions from the BMA following notification thereof to the BMA pursuant to Clause 10.2 (Supervisory Consent), promptly notify the Fiscal Agent in writing thereof and, if permitted by Applicable Law, regulation or by the BMA, provide a copy thereof to the Fiscal Agent; 10.4 BMA Notifications The Issuer undertakes to supply to the Fiscal Agent, in sufficient copies for all the Noteholders: (a) the Issuer’s annual statutory returns as filed with the BMA (or any successor thereto) as Issuer’s regulator (the “Regulator”), as soon as reasonably practicable and in any event no later than the date falling 20 Business Days after the date on which such filing is made; (b) promptly upon receipt or submission (as the case may be), copies of any approval, direction or order received by the Issuer from the Regulator from time to time or any response from the Issuer in relation to such approval, direction or order, including in connection with any capital release or any other return of surplus capital, in each case to the extent material to the interests of the Noteholders; and (c) promptly upon submission, copies of any reports and all other material correspondence required or requested by or provided to the Regulator from time to time; 10.5 Interest Deferral So long as any Subordinated Note is outstanding, the Issuer will, where any payment of any interest pursuant to Condition 5 (Deferral of Interest) is mandatorily deferred, give notice of such mandatory deferral to the Noteholders in accordance with Conditions 5(e)(Notice of Deferral) and 16 (Notices) and to the Fiscal Agent, and, in accordance with Condition 5(a)(Regulatory Deficiency Deferral of Interest), the Issuer will deliver a certificate (on the same date that it gives such notice) signed by two Authorised Signatories (as defined in the Conditions) confirming that: (a) a Regulatory Deficiency Interest Deferral Event has DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

12 occurred and is continuing, or would occur if payment of interest on the Subordinated Notes were to be made; or (b) a Regulatory Deficiency Interest Deferral Event has ceased to occur and/or payment of interest on the Subordinated Notes would not result in a Regulatory Deficiency Interest Deferral Event occurring; 10.6 Redemption Deferral (a) So long as any Subordinated Note is outstanding, the Issuer will, in the case of a mandatory deferral of redemption in accordance with Condition 6(b) (Deferral of redemption date) give notice of such mandatory deferral to the Noteholders and the Fiscal Agent in accordance with Conditions 6(b)(iii) (Deferral of redemption date) and 16 (Notices), provided, however, that if the Issuer becomes aware of the operation of the Solvency Condition or a Regulatory Deficiency Interest Deferral Event occurs less than 5 Business Days prior to an Interest Payment Date, the Issuer shall give notice of the interest deferral in accordance with Condition 5 (Deferral of Interest) as soon as reasonably practicable following its becoming aware of, or the occurrence of, such event; (b) In accordance with Condition 6(b)(v) (Deferral of redemption date), the Issuer will deliver a certificate (on the same date that it gives such notice) to the Fiscal Agent signed by two Authorised Signatories confirming that: (a) a Regulatory Deficiency Redemption Deferral Event has occurred and is continuing or would occur if redemption of the Subordinated Notes were to be made; or (b) a Regulatory Deficiency Redemption Deferral Event (as applicable) has ceased to occur and/or redemption of the Subordinated Notes would not result in such event occurring; and 10.7 Occurrence of a Premium Load Event So long as any Subordinated Note is outstanding, promptly upon becoming aware of the occurrence of any Premium Load Event, the Issuer will give notice to the Fiscal Agent and the Noteholders of its occurrence, in accordance with Conditions 12 (Undertakings of the Issuer) and 16 (Notices). 11 MISCELLANEOUS DUTIES OF THE AGENTS 11.1 Records Each of the Agents shall maintain records of all documents received by it in connection with its duties hereunder and shall make such records available for inspection at all reasonable times by the Issuer, and the other Agents and, in particular, the Registrar shall (a) maintain a record of all Note Certificates delivered hereunder and of their redemption, payment, cancellation, mutilation, defacement, alleged destruction, theft, loss and replacement and (b) make such records available for inspection during Business Hours by the Issuer, the other Paying Agents and each Clearing System. 11.2 Information The Issuer and the Paying Agents shall make available to the Fiscal Agent such information as is reasonably required for the maintenance of the records referred to in Clause 11.1 (Records). 11.3 Cancellation The Issuer may from time to time deliver to, or to the order of the Registrar, Note Certificates of which it or any of its subsidiaries is the holder for cancellation, whereupon the Registrar shall cancel the same and shall make the corresponding entries in the Register. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

13 11.4 Subordinated Notes in issue As soon as practicable (and in any event within three months) after each date on which the Subordinated Notes fall due for redemption in accordance with the Conditions, the Registrar shall notify the Issuer of the serial numbers and principal amount of any Note Certificates against surrender of which payment has been made and of the serial numbers and principal amount of any Note Certificates (and the names and addresses of the Noteholders thereof) which have not yet been surrendered for payment. 11.5 Forwarding of communications Each Agent shall promptly forward to the Issuer a copy of any notice or communication addressed to the Issuer which is received by such Agent. 11.6 Documents available for inspection The Issuer shall provide to each Agent: (a) conformed copies of this Agreement and the Deed of Covenant; and (b) such other documents as contemplated in the Conditions. Each of the Agents shall make available for inspection during Business Hours at its Specified Office the documents referred to above and, upon reasonable request, allow copies of such documents to be taken. However, if the Agent is not able to make available for inspection at its Specified Office such documents by events beyond its reasonable control, the Agent may provide such documents to a Noteholder electronically, subject to such Noteholder being able to provide evidence reasonably satisfactory to the Issuer and the Agent as to its holding and identity. 12 FEES AND EXPENSES 12.1 Fees The Issuer shall pay annually in advance to the Fiscal Agent and the Agents such fees as have been agreed by separate fee letter between the Issuer and the Fiscal Agent in respect of the services of the Agents hereunder (plus any applicable value added tax). 12.2 Expenses The Issuer shall reimburse each Agent for all expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of- pocket expenses) properly incurred (excluding those expenses already reimbursed pursuant to Clause 12.1 (Fees)) by them in connection with their services hereunder (plus any applicable value added tax). 12.3 Taxes The Issuer shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which are payable upon or in connection with the execution and delivery of this Agreement, and the Issuer shall indemnify each Agent against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, properly incurred legal fees and any applicable value added tax) which it incurs as a result or arising out of or in relation to any failure by the Issuer to pay or delay by the Issuer in paying any of the same. All payments by the Issuer under this Clause 12 (Fees and Expenses) or Clause 13.4 (Indemnity in favour of the Agents) shall be made free DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

14 and clear of, and without setoff, counterclaim, withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature unless compelled by law, in which case the Issuer will gross-up such payments to the Agents. 13 TERMS OF APPOINTMENT 13.1 Rights and powers Each Agent may, in connection with its services hereunder: (a) except as ordered by a court of competent jurisdiction or otherwise required by law and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating to any Subordinated Note by any person (other than a duly executed form of transfer) or any notice of any previous loss or theft thereof, but subject to sub-clause 8.1(a) (Payments by Paying Agents), treat the registered Noteholders as absolute owners for all purposes and make payments thereon accordingly; (b) assume that the terms of the Global Note Certificate and each Individual Note Certificate as issued are correct; (c) rely upon the terms of any notice, certificate communication or other document believed by it to be genuine and shall be protected and shall, other than by reason of its gross negligence, wilful default or fraud, incur no liability for or in respect of action taken, omitted or suffered in reliance upon any notice, communication or other document; (d) subject to Clause 12.2 (Expenses), engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary and rely upon any advice so obtained (and such Agent shall be protected and shall, other than by reason of its gross negligence, wilful default or fraud, incur no liability as against the Issuer in respect of any action taken, or permitted to be taken, in accordance with such advice and in good faith); and (e) may, and its officers, directors, employees or controlling persons may, become the owner of, or acquire any interest in, the Subordinated Notes with the same rights that it would have if it were not appointed under this Agreement, and may engage or be interested in any financial or other transaction with the Issuer and/or any of their Affiliates and may act as freely as if it were not appointed under this Agreement. 13.2 Extent of duties Each Agent shall only be obliged to perform the duties set out herein and no implied duties or obligations shall be read into this Agreement or the Conditions against any Agent. No Agent shall: (a) be under any fiduciary duty or other obligation towards or have any relationship of agency or trust for or with any person other than the Issuer; (b) be responsible for or liable in respect of the legality, validity or enforceability of the Subordinated Notes or any Note Certificate (other than in respect of authentication of Note Certificates by it in accordance with this Agreement) or any act or omission of any other person (including, without limitation, any other Agent); DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

15 (c) be under any obligation to act if it reasonably believes that if it were to act it would incur expenses for which it would not be reimbursed and it shall bear no liability for not acting on the basis of such reasonable belief; (d) be required to take any action which it determines to be contrary to any Applicable Law, regulation or fiscal requirement, or the rules, operating procedures or market practice of any other market or clearing system; (e) be responsible for monitoring compliance by any other party or taking any steps to ascertain whether any relevant event under this Agreement or the Conditions shall have occurred and shall have no liability to any person for any loss arising from any breach by that party or any such event; or (f) be liable to any person for any matter or thing done or omitted in any way in connection with this Agreement or the Conditions save in relation to its own gross negligence, wilful default or fraud. 13.3 Freedom to transact Each Agent may purchase, hold and dispose of Subordinated Notes and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with any Noteholders or with any other person in the same manner as if it had not been appointed as the agent of the Issuer in relation to the Subordinated Notes. 13.4 Indemnity in favour of the Agents The Issuer will indemnify each Agent against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may directly incur or which may be made against it as a result of or in connection with its appointment or the exercise of its functions, except such as may result from its wilful default, gross negligence or fraud or that of its directors, officers or employees. The indemnity contained in this Clause 13.4 (Indemnity in favour of the Agents) shall survive any cessation of any appointment of an Agent under this Agreement pursuant to Clause 14 (Changes in Agents) or any termination of this Agreement. Any claim by an Agent under this indemnity shall be accompanied by duly documented evidence supporting such claim. 13.5 Liability for losses (a) Notwithstanding anything else in this Agreement, no Agent nor any of its directors, officers, employees or agents shall be liable to the Issuer or any other person for any: (i) loss of profit; (ii) loss of revenue; (iii) loss of anticipated savings; (iv) loss of contract or opportunity; (v) loss of goodwill or reputation; or (vi) indirect, special, or consequential loss or damage of whatever nature including any loss of a type described in sub clauses (i) to (v) (inclusive) above which could be regarded as indirect or consequential, DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

16 arising from any representation, any breach of implied term or any duty at common law or under any statute or express term of this Agreement, and whether such liability is asserted on the basis of contract, tort (including negligence) or otherwise and whether or not reasonably foreseeable or actually contemplated by the parties. 14 CHANGES IN AGENTS 14.1 Resignation Any Agent may (without reason) resign its appointment upon not less than 30 days’ notice to the Issuer (with a copy, in the case of an Agent other than the Fiscal Agent, to the Fiscal Agent); provided, however, that: (a) if such resignation would otherwise take effect less than 30 days before or after the Maturity Date or other date for redemption of the Subordinated Notes or any interest payment date in relation to the Subordinated Notes, it shall not take effect until the thirtieth day following such date; and (b) in the case of the Fiscal Agent, such resignation shall not take effect until a successor has been duly appointed consistently with Clause 14.4 (Additional and successor agents) or Clause 14.5 (Paying Agents may appoint successors) and notice of such appointment has been given to the Noteholders. 14.2 Revocation The Issuer may revoke its appointment of any Agent by not less than 30 days’ notice to such Agent (with a copy, in the case of an Agent other than the Fiscal Agent, to the Fiscal Agent); provided, however, that, in the case of the Fiscal Agent, such revocation shall not take effect until a successor has been duly appointed consistently with Clause 14.4 (Additional and successor agents) or Clause 14.5 (Paying Agents may appoint successors) and notice of such appointment has been given to the Noteholders. 14.3 Automatic termination The appointment of any Agent shall terminate forthwith if (a) such Agent becomes incapable of acting, (b) a secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of such Agent, (c) such Agent admits in writing its insolvency or inability to pay its debts as they fall due, (d) an administrator or liquidator of such Agent or the whole or any part of the undertaking, assets and revenues of such Agent is appointed (or application for any such appointment is made), (e) such Agent takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness, (f) an order is made or an effective resolution is passed for the winding-up of such Agent or (g) any event occurs which has an analogous effect to any of the foregoing. If the appointment of the Fiscal Agent is terminated in accordance with the preceding sentence, the Issuer shall forthwith appoint a successor in accordance with Clause 14.4 (Additional and successor agents). 14.4 Additional and successor agents The Issuer may appoint a successor registrar or fiscal agent, and additional or successor transfer agent or paying agents (any such successor or additional agent shall be a reputable and experienced financial institution that complies with the eligibility requirements of the clearing systems), and shall forthwith give notice of any such appointment to the continuing Agents and the Noteholders, whereupon the Issuer, the continuing Agents and the additional DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

17 or successor registrar, transfer agent, fiscal agent or paying agent shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. 14.5 Paying Agents may appoint successors If any Agent gives notice of its resignation in accordance with Clause 14.1 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause 14.4 (Additional and successor agents), such Agent may itself, following such consultation with the Issuer as is practicable in the circumstances, appoint on behalf of the Issuer as its successor any reputable and experienced financial institution that complies with the eligibility requirements of the clearing systems and give notice of such appointment to the Issuer, the remaining Agents and the Noteholders, whereupon the Issuer, the remaining Agents and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. 14.6 Release Upon any resignation or revocation taking effect under Clause 14.1 (Resignation) or Clause 14.2 (Revocation) or any termination taking effect under Clause 14.3 (Automatic termination), the relevant Agent shall: (a) be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to Clause 12.3 (Taxes), Clause 13 (Terms of Appointment) and Clause 14 (Changes in Agents)); (b) in the case of the Fiscal Agent, deliver to the Issuer and to its successor a copy, certified as true and up-to-date by an officer or authorised signatory of the Fiscal Agent, of the records maintained by it in accordance with Clause 5.1 (Maintenance of the Register); (c) in the case of the Agent Bank, deliver to the Issuer and to its successor a copy, certified as true and up-to-date by an officer or authorised signatory of the Agent Bank, of the records maintained by it in accordance with Clause 9 (Duties of the Agent Bank); and (d) forthwith (upon payment to it of any amount due to it in accordance with Clause 12 (Fees and Expenses)) transfer all moneys and papers (including any unissued Note Certificates held by it hereunder and any documents held by it pursuant to Clause 11.6 (Documents available for inspection)) to its successor and, upon appropriate notice, provide reasonable assistance to its successor for the discharge of its duties and responsibilities hereunder. 14.7 Merger (a) Any legal entity (i) into which any Agent may be merged or converted or any legal entity with which such Agent may be consolidated, (ii) to which the business of such Agent is transferred, (iii) with which such Agent agrees to transfer its respective rights and obligations hereunder or (iv) which results from any merger, conversion, consolidation or transfer to which such Agent shall be a party shall, to the extent permitted by Applicable Law, be the successor Agent under this Agreement without any further formality, and after such effective date all references in this Agreement to such Agent shall be deemed to be references to such corporation and, by virtue of a transfer by novation, such successor shall acquire and become subject to the same rights and obligations under this Agreement as the relevant Agent as if the successor had entered into this Agreement on the Issue Date (as defined in the Conditions). DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

19 The Bank of New York Mellon SA/NV, Dublin Branch Riverside Two Sir John Rogerson’s Quay Grand Canal Dock Dublin 2, Ireland Attention: Structured Products Services Email: or, in any case, to such other address or email address or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose. 15.2 Effectiveness (a) Every notice or communication sent in accordance with Clause 15.1 (Addresses for notices) shall be effective, if sent by letter or email, upon receipt by the addressee, provided, however, that any such notice or communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee. (b) In no event shall any of the Agents be liable for any losses arising from any of the Agents receiving or transmitting any data to the Issuer (or any Authorised Person) or acting upon any notice, instruction or other communication via any Electronic Means. None of the Agents shall have a duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorised to give instructions or directions on behalf of the Issuer (or any Authorised Person). The Issuer agrees that the security procedures, if any, to be followed in connection with a transmission of any such notice, instructions or other communications provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. 15.3 Notices to Noteholders Any notice required to be given to Noteholders under this Agreement and/or the Conditions, or any notice delivered by the Issuer to the Fiscal Agent, shall be given in accordance with the Conditions; provided, however, that so long as any Subordinated Notes are represented by the Global Note Certificate, notices to be given to the Noteholders shall be delivered by the Fiscal Agent to the Noteholders electronically through the Clearing Systems. 15.4 Notices in English All notices and other communications hereunder shall be made in the English language or shall be accompanied by a certified English translation thereof. Any certified English translation delivered hereunder shall be certified a true and accurate translation by a professionally qualified translator or by some other person competent to do so. 16 LAW AND JURISDICTION 16.1 Governing law This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

20 16.2 English courts The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”), arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) or the consequences of its nullity. 16.3 Appropriate forum The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary. 16.4 Service of process The Issuer agrees that the documents which start any Dispute and any other documents required to be served in relation to those Dispute may be served on it by being delivered to Ark Syndicate Management Limited, 30 Fenchurch Ave, London EC3M 5AD, United Kingdom, or to such other person with an address in England or Wales and/or at such other address in England or Wales as the Issuer may specify by notice in writing to the Agents. Nothing in this paragraph shall affect the right of any Agent to serve process in any other manner permitted by law. 16.5 Contractual Recognition of Bail-in Powers Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between the Registrar and the Issuer, the Issuer acknowledges and agrees that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority, and acknowledges, accepts, and agrees to be bound by: (a) the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Registrar to the Issuer under this agreement, that (without limitation) may include and result in any of the following, or some combination thereof: (i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Registrar or another person, and the issue to or conferral on the Issuer of such shares, securities or obligations; (iii) the cancellation of the BRRD Liability; and (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and (b) the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority. In this Clause 16.5: “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

21 implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail- in Legislation Schedule, in relation to the relevant Bail-in Legislation; “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; “BRRD Liability” means a liability in respect of which the relevant Write-down and Conversion Powers in the applicable Bail-in Legislation may be exercised; “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/pages.aspx?p=499; and “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to the Registrar. 17 FORCE MAJEURE Notwithstanding anything in this Agreement to the contrary, the Agents shall not be responsible or liable for any delay or failure to perform under this Agreement or for any losses resulting, in whole or in part, from or caused by any event beyond the reasonable control of the Agents, including without limitation: work stoppages, acts of war, terrorism, acts of God, epidemics, governmental actions (including but not limited to nationalisation, expropriation or sanctions imposed at national or international level), exchange or currency controls or restrictions, devaluations or fluctuations, interruption, loss or malfunction of utilities, communications or any computer (software or hardware) services and in no event shall the Agents be obliged to substitute another currency for a currency whose transferability, convertibility or availability has been affected, limited, prohibited or prevented by such law, regulation or event. 18 SANCTIONS 18.1 The Issuer covenants and represents that neither they nor any of their affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government, (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury or the US Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively “Sanctions”). 18.2 The Issuer covenants and represents that neither they nor any of their affiliates, subsidiaries, directors or officers will use any repayments/reimbursements made pursuant to this Agreement, (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the subject of Sanctions, or (iii) in any other manner that will result in a violation of Sanctions by any person. 19 RIGHTS OF THIRD PARTIES A person who is not a party to this Agreement shall have no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this shall not affect any right or remedy which exists or is available apart from such Act. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

22 20 MODIFICATION This Agreement may not be amended without the consent of the Majority Noteholders pursuant to Condition 15 (Modification and Waiver) unless for the purpose of curing any ambiguity or of curing, correcting or supplementing any manifest error or any other defective provision contained in this Agreement and any such amendment to this Agreement shall not, in the sole opinion of the Issuer, be materially prejudicial to the interest of the Noteholders. 21 CONFIDENTIALITY 21.1 Each Agent and the Issuer undertake to respect and protect the confidentiality of all information acquired as a result of or pursuant to this Agreement and will not, without the other Party’s prior written consent, disclose any such information to a third party, unless it is required to do so by any Applicable Law or regulation or is specifically authorised to do so hereunder or by any separate agreement, especially where the provision of such information is the object or Party of the service to be provided by such Agent. 21.2 In order to provide its services to the Issuer and to satisfy legal obligations it is subject to, each Agent will process (in particular, without being limited to, by collecting, recording, organizing, storing, adapting or altering, retrieving, consulting, using, disclosing by transmission, disseminating or otherwise making available to third parties) data relating to the Issuer (including, without being limited to the Issuer’s name, address, occupation, nationality, corporate form, etc.). The Issuer may freely refuse to provide such Agent with this information and thus prevent such Agent from using these data-processing systems. However, such a refusal will be an obstacle preventing the start or continuation of business relations between the Issuer and such Agent. Such Agent will only ask for the information needed to fulfil its obligations. 21.3 The Issuer expressly authorizes the transfer of data to third parties or to the head office of each Agent (such as to a sub-custodian or any other person providing services to such Agent) if such transmission is required to allow such Agent to provide its services to the Issuer or to satisfy legal obligations it or such third party is subject to. The Issuer expressly authorizes such transfer, including, to the extent relevant, any transfer to third parties established outside the European Union. 22 COUNTERPARTS 22.1 This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. 22.2 Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

19 FORM OF GLOBAL NOTE CERTIFICATE THE SUBORDINATED NOTES REPRESENTED HEREBY HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION (A) NOT SUBJECT TO, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS; (B) WHICH WOULD NOT RESULT IN THE ISSUER BEING REQUIRED TO REGISTER AS AN “INVESTMENT COMPANY ACT” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED; AND (C) UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ALL SUCH OTHER APPLICABLE LAWS.ISIN: XS[ ] GROUP ARK INSURANCE LIMITED (an insurance company incorporated under the laws of Bermuda) US$[ ] Floating Rate Tier 2 Subordinated Notes due [2041] GLOBAL NOTE CERTIFICATE 1. Introduction: This Global Note is issued in respect of the US$ [ ] Floating Rate Tier 2 Subordinated Notes due [2041] (the “Subordinated Notes”) of Group Ark Insurance Limited (the “Issuer”). The Subordinated Notes are constituted by a deed of covenant dated on or about the date hereof (as amended or supplemented from time to time, the “Deed of Covenant”) entered into by the Issuer and are the subject of a paying agency agreement dated on or about the date hereof (as amended or supplemented from time to time, the “Paying Agency Agreement”) and made between the Issuer, The Bank of New York Mellon SA/NV, Dublin Branch as registrar (the “Registrar”, which expression includes any successor registrar appointed from time to time in connection with the Subordinated Notes), The Bank of New York Mellon, London Branch as fiscal agent, and the other paying agents and the transfer agents named therein. 2. References to Conditions: Any reference herein to the “Conditions” is to the terms and conditions of the Subordinated Notes attached hereto and any reference to a numbered “Condition” is to the correspondingly numbered provision thereof. Words and expressions defined in the Conditions shall have the same meaning when used in this Global Note. 3. Registered holder: This is to certify that: The Bank of New York Depository (Nominees) Limited as the nominee of the Common Depository on behalf of Euroclear Bank S.A. / N.V. (“Euroclear”) and Clearstream Banking, SA (“Clearstream, Luxembourg”), is the person registered in the register maintained by the Registrar in relation to the Subordinated Notes (the “Register”) as the duly registered holder (the “Holder”) of US$[ ] in aggregate principal amount of Subordinated Notes or such other principal amount as may from time to time be entered in the Register in accordance with the Paying Agency Agreement and this Global Note Certificate. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

20 4. Promise to pay: The Issuer, for value received, hereby promises to pay such principal sum to the Holder on [ ] [2041] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrears on the dates and at the rates specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions. 5. Subordination: Notwithstanding paragraph 4 (Promise to pay), in the event of the winding- up of the Issuer, the claims of the Noteholders will rank subordinate to claims of all Senior Creditors (in the manner set out in Condition 2(a) (Status and Subordination)) and no payment shall be made in respect thereof hereunder unless all the claims of the Senior Creditors have been satisfied in full prior to such payment. 6. Exchange for Individual Note Certificates: This Global Note Certificate will be exchanged in whole (but not in part) for duly authenticated and completed individual note certificates (“Individual Note Certificates”) in substantially the form (subject to completion) set out in Schedule 2 (Form of Individual Note Certificate) to the Paying Agency Agreement if any of the following events occurs: (a) Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business; or (b) any of the circumstances described in Condition 11 (Default and remedies on default) occurs. The Issuer shall notify the Holder of the occurrence of any of the events specified in and (b) as soon as practicable thereafter. 7. Failure to deliver Individual Note Certificates or to pay: If (a) Individual Note Certificates have not been issued and delivered by 5.00 p.m. (London time) on the thirtieth day after the date on which the same are due to be issued and delivered in accordance with paragraph 8 (Delivery of Individual Note Certificates) below; or (b) any of the Subordinated Notes evidenced by this Global Note Certificate has become due and payable in accordance with the Conditions or the date for final redemption of the Subordinated Notes has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the Holder on the due date for payment in accordance with the terms of this Global Note Certificate, then this Global Note Certificate (including the obligation to deliver Individual Note Certificates) will become void at 5.00 pm (London time) on such thirtieth day (in the case of (a)) or at 5.00 pm (London time) on such due date (in the case of (b)) and the Holder will have no further rights hereunder, but without prejudice to the rights which the Holder or others may have under the Deed of Covenant. 8. Delivery of Individual Note Certificates: Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person’s holding) against the surrender of this Global DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

21 Note Certificate at the Specified Office (as defined in the Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Paying Agency Agreement and the regulations concerning the transfer and registration of Subordinated Notes scheduled thereto and, in particular, shall be effected without charge to any Noteholder, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, “business day” means a day on which commercial banks are open for business (including dealings in foreign currencies) in the city in which the Registrar has its Specified Office. 9. Conditions apply: Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Conditions and, for the purposes of this Global Note Certificate, any reference in the Conditions to “Note Certificate” or “Note Certificates” shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate. 10. Notices: Notwithstanding Condition 16 (Notices), so long as this Global Note Certificate is held on behalf of Euroclear, Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”), notices to Noteholders represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear, Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System. 11. Determination of entitlement: This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Holder is entitled to payment in respect of this Global Note Certificate. 12. Authentication: This Global Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York Mellon SA/NV, Dublin Branch as registrar. 13. Governing law: This Global Note Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law. AS WITNESS the manual or facsimile signature of a duly authorised person for and on behalf of the Issuer. GROUP ARK INSURANCE LIMITED By: (duly authorised) ISSUED on [ ] 2021 AUTHENTICATED for and on behalf of THE BANK OF NEW YORK MELLON SA/ NV DUBLIN BRANCH as Registrar without recourse, warranty or liability By: (duly authorised) DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

23 TERMS AND CONDITIONS [Terms and Conditions to be inserted] FISCAL AGENT, AGENT BANK AND TRANSFER AGENT The Bank of New York Mellon, London Branch One Canada Square London, E14 5AL United Kingdom AND REGISTRAR The Bank of New York Mellon SA/NV, Dublin Branch Riverside Two, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, Ireland DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

24 FORM OF INDIVIDUAL NOTE CERTIFICATE THE SUBORDINATED NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION (A) NOT SUBJECT TO, OR PURSUANT TO AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS; (B) WHICH WOULD NOT RESULT IN THE ISSUER BEING REQUIRED TO REGISTER AS AN “INVESTMENT COMPANY ACT” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED; AND (C) UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ALL SUCH OTHER APPLICABLE LAWS. Serial Number: ............ GROUP ARK INSURANCE LIMITED (an insurance company incorporated under the laws of Bermuda) US$ [ ] Floating Rate Tier 2 Subordinated Notes due [2041] This Note Certificate is issued in respect of the US$ [ ] Floating Rate Tier 2 Subordinated Notes due [2041] (the “Subordinated Notes”) of Group Ark Insurance Limited (the “Issuer”).The Subordinated Notes are constituted by a deed of covenant dated on or about the date hereof (as amended or supplemented from time to time, the “Deed of Covenant”) entered into by the Issuer and are the subject of a paying agency agreement dated on or about the date hereof (as amended or supplemented from time to time, the “Paying Agency Agreement”) and made between the Issuer, The Bank of New York Mellon SA/NV, Dublin Branch as registrar (the “Registrar”, which expression includes any successor registrar appointed from time to time in connection with the Subordinated Notes), The Bank of New York Mellon, London Branch as fiscal agent and the other paying agents and the transfer agents named therein. Any reference herein to the “Conditions” is to the terms and conditions of the Subordinated Notes endorsed hereon and any reference to a numbered “Condition” is to the correspondingly numbered provision thereof. This is to certify that: of is the person registered in the register maintained by the Registrar in relation to the Subordinated Notes (the “Register”) as the duly registered holder or, if more than one person is so registered, the first-named of such persons (the “Noteholder”) of: US$[ ] ( [CURRENCY IN WORDS]) DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

25 in aggregate principal amount of the Subordinated Notes. The Issuer, for value received, hereby promises to pay such principal sum to the Noteholder on [ ] [2041] or on such earlier date or dates as the same may become payable in accordance with the Conditions, and to pay interest on such principal sum in arrears on the dates and at the rates specified in the Conditions, together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions. This Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Register and only the Noteholder is entitled to payment in respect of this Note Certificate. This Note Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of The Bank of New York Mellon SA/NV, Dublin Branch as registrar. AS WITNESS the manual or facsimile signature of a duly authorised person for and on behalf of the Issuer. GROUP ARK INSURANCE LIMITED By: (duly authorised) ISSUED as of [issue date] AUTHENTICATED for and on behalf of THE BANK OF NEW YORK MELLON SA/NV, DUBLIN BRANCH as Registrar without recourse, warranty or liability By: (duly authorised) DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

27 [Attached to each Note Certificate:] [Terms and Conditions] [At the foot of the Terms and Conditions:] FISCAL AGENT, AGENT BANK AND TRANSFER AGENT The Bank of New York Mellon, London Branch One Canada Square London, E14 5AL United Kingdom AND REGISTRAR The Bank of New York Mellon SA/NV, Dublin Branch Riverside Two, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, Ireland DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

29 2 STATUS OF THE SUBORDINATED NOTES (a) Status and Subordination: The Subordinated Notes constitute direct, unconditional, unsecured and subordinated obligations of the Issuer which will at all times rank (including in the event of a Winding-Up): (i) junior and subordinate to present or future claims of Senior Creditors; (ii) pari passu in right of repayment: (A) without preference among themselves; (B) with all subordinated obligations of the Issuer (excluding the obligations of the Issuer in respect of Junior Securities (as defined below)) which constitute, and all claims relating to a guarantee or other like or similar undertaking or arrangement given or undertaken by the Issuer in respect of any obligations of any other person which constitute, or (in either case) would but for any applicable limitation on the amount of such capital constitute, Tier 2 Capital (excluding the obligations of such person to holders of Junior Securities), and all obligations which rank, or are expressed to rank, pari passu therewith (“Parity Securities”), in each case both as regards the right to receive periodic payments and the right to receive repayment of capital on a Winding-Up of the Issuer; and (iii) senior to and in priority to the claims of holders of: (A) all classes of share capital (including preferred shares) of the Issuer, (B) any subordinated obligations of the Issuer expressed to rank junior to the Subordinated Notes; (C) all obligations of the Issuer which constitute, and all claims relating to a guarantee or other like or similar undertaking or arrangement given or undertaken by the Issuer in respect of any obligations of any other person which constitute, or (in either case) would, but for any applicable limitation on the amount of such capital, constitute, Tier 1 Capital and all obligations which rank, or are expressed to rank, pari passu therewith; and (D) all undated subordinated notes of the Issuer, (the “Junior Securities”), in each case both as regards the right to receive periodic payments and the right to receive repayment of capital on a Winding-Up of the Issuer; and accordingly all claims in respect of the Subordinated Notes in a Winding- Up shall be conditional upon all claims in respect of all Senior Creditors which have been admitted in the Winding-Up first having been satisfied (or provided for) in full, such that amounts will become payable in the Winding-Up in respect of the Subordinated Notes only if any to the extent that the same can be paid and there shall remain thereafter sufficient assets to satisfy in full all claims so admitted in respect of all Senior Creditors. No security or collateral is, or will be, given to secure the payment obligations under the Subordinated Notes and any security or collateral that may have been or may in DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

30 the future be given in connection with other indebtedness of the Issuer shall not secure the payment obligations under the Subordinated Notes. (b) Additional Subordination under Relevant Rules: By purchasing the Subordinated Notes, each Noteholder is deemed to agree and acknowledge that the Subordinated Notes will be subordinated to the claims of all Senior Creditors on the terms and to the minimum extent necessary under the Relevant Rules as in effect from time to time so as to permit the Subordinated Notes to qualify as Tier 2 Capital. (c) Set-off: By acceptance of the Subordinated Notes and subject to applicable law, each Noteholder will be deemed to have waived any right of set-off or counterclaim that such Noteholder might otherwise have against the Issuer in respect of or arising under the Subordinated Notes whether prior to or in any Winding-Up of the Issuer. Notwithstanding the preceding sentence, if any obligations owed by any Noteholder to the Issuer are discharged by set-off of amounts in respect of or arising under the Subordinated Notes, such Noteholder will immediately, unless prohibited by applicable law, pay an amount equal to the amount of such discharge to the Issuer or, if applicable, the bankruptcy receiver or liquidator of the Issuer and, until such time as payment is made, will hold a sum equal to such amount on trust for the Issuer or, if applicable, the bankruptcy receiver or liquidator in the Issuer’s Winding-Up. Accordingly, such discharge will be deemed not to have taken place. (d) No Insolvency. The Subordinated Notes do not contain any terms or conditions designed to accelerate or induce the Issuer’s insolvency or effect similar proceedings. (e) Solvency Condition: Without prejudice to Condition 2(a) (Status and Subordination) above, all payments under or arising from the Subordinated Notes shall be conditional upon the Issuer being solvent at the time for payment by the Issuer, and no amount shall be payable under or arising from the Subordinated Notes unless and until such time as the Issuer could make such payment and still be solvent immediately thereafter (the “Solvency Condition”). For the purposes of this Condition 2(e) (Solvency Condition), the Issuer will be solvent if (i) it is able to pay its debts owed to creditors other than Junior Creditors as they fall due and (ii) its Assets exceed its Liabilities. Should the Issuer consider itself not solvent for the purpose of this Condition 2(e) (Solvency Condition), it will have to produce a certificate as to the insolvency of the Issuer signed by two Authorised Signatories or, if there is a Winding-Up or administration of the Issuer, by two directors or authorised signatories of, the liquidator or, as the case may be, the administrator of the Issuer shall be treated and accepted by the Issuer, the Noteholders and all other interested parties as correct and sufficient evidence thereof and (in the absence of manifest error or bad faith) shall be binding on all such persons. 3 REGISTER, TITLE AND TRANSFERS (a) Register: The Registrar will maintain a register (the “Register”) in respect of the Subordinated Notes in accordance with the provisions of the Paying Agency Agreement. The Register shall at all times be held outside of the United Kingdom. In these Conditions, the holder of a Subordinated Note means the person in whose name such Subordinated Note is for the time being registered in the Register (or, in the case of a joint holding, the first named thereof) and “Noteholder” shall be construed accordingly. A certificate (each, a “Note Certificate”) will be issued to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

31 (b) Title: The Noteholder shall (except as otherwise required by law) be treated as the absolute owner of such Subordinated Note for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate) and no person shall be liable for so treating such Noteholder. No person shall have any right to enforce any term or condition of the Subordinated Notes under the Contracts (Rights of Third Parties) Act 1999 (of England and Wales) or under the Contracts (Rights of Third Parties) Act 2016 (of Bermuda) but this shall not affect any right or remedy which exists or is available apart from such Acts. (c) Transfers: Notwithstanding any other provisions of the Conditions, the Subordinated Notes (or any beneficial interest therein) may not be offered, sold, transferred or otherwise disposed other than in a transaction (a) not subject to, or pursuant to an exemption from, the registration requirements of the Securities Act and applicable State securities laws; (b) which would not result in the Issuer being required to register as an “investment company” under the Investment Company Act; and (c) unless the Issuer has received an opinion of counsel reasonably satisfactory to it that such transaction does not require registration under the Securities Act and all such other applicable laws. Subject to the preceding sentence and paragraphs (f) (Closed periods) and (g) (Regulations concerning transfers and registration) below, a Subordinated Note may be transferred upon surrender of the relevant Note Certificate, with the endorsed form of transfer duly completed, at the Specified Office of the Registrar or any Transfer Agent, together with such evidence as the Registrar or (as the case may be) such Transfer Agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer; provided, however, that a Subordinated Note may not be transferred unless: (i) the principal amount of Subordinated Notes transferred and (where not all of the Subordinated Notes held by a Noteholder are being transferred) the principal amount of the balance of Subordinated Notes not transferred are Authorised Denominations; and (ii) the transferee of such Subordinated Note is a Qualified Investor. Where not all the Subordinated Notes represented by the surrendered Note Certificate are the subject of the transfer, a new Note Certificate in respect of the balance of the Subordinated Notes will be issued to the transferor. Transfers of interests in the Subordinated Notes evidenced by the Global Certificate will be effected in accordance with the rules of Euroclear and Clearstream, Luxembourg. (d) Registration and delivery of Note Certificates: Within five business days of the surrender of a Note Certificate in accordance with paragraph (c) (Transfers) above, the Registrar will register the transfer in question and deliver a new Note Certificate of a like principal amount to the Subordinated Notes transferred to each relevant Noteholder at its Specified Office or (as the case may be) the Specified Office of any Transfer Agent or (at the request and risk of any such relevant Noteholder) by uninsured first class mail (airmail if overseas) to the address specified for the purpose by such relevant Noteholder. In this paragraph, “business day” means a day on which commercial banks are open for general business (including dealings in foreign currencies) in the city where the Registrar or (as the case may be) the relevant Transfer Agent has its Specified Office. (e) No charge: The transfer of a Subordinated Note will be effected without charge by or on behalf of the Issuer, the Registrar or any Transfer Agent but against such indemnity as the Registrar or (as the case may be) such Transfer Agent may require in respect of DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

32 any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer. (f) Closed periods: Noteholders may not require transfers to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Subordinated Notes. (g) Regulations concerning transfers and registration: All transfers of Subordinated Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Subordinated Notes scheduled to the Paying Agency Agreement. The regulations may be changed by the Issuer with the prior written approval of the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to any Noteholder who requests in writing a copy of such regulations. 4 INTEREST (a) Interest: The Subordinated Notes bear interest from the Issue Date. Subject to Condition 2(e) (Solvency Condition) and Condition 5 (Deferral of Interest), interest shall be payable on 31 March, 30 June, 30 September and 31 December in each year (each, an “Interest Payment Date”) in accordance with Condition 8 (Payments); provided, however, that if any Interest Payment Date would otherwise fall on a date which is not a Business Day, it will be postponed to the next Business Day unless it would thereby fall into the next calendar month, in which case it will be brought forward to the preceding Business Day; provided, further, that the first Interest Payment Date shall be 31 December 2021 (the “First Interest Payment Date”). Each period beginning on (and including) the Issue Date or any Interest Payment Date and ending on (but excluding) the next Interest Payment Date is herein called an “Interest Period”. (b) Interest Accrual: Each Subordinated Note will cease to bear interest from the due date for redemption (which due date shall, in the case of deferral of a redemption date in accordance with Condition 6(b) (Deferral of redemption date), be the latest date to which redemption of the Subordinated Notes is so deferred) unless, upon due presentation, payment of principal is improperly withheld or refused, in which case it will continue to bear interest in accordance with this Condition 4 (Interest) (both before and after judgment) until whichever is the earlier of (a) the day on which all sums due in respect of such Subordinated Note up to that day are received by or on behalf of the relevant Noteholder and (b) the day which is seven days after the Fiscal Agent has notified the Noteholders that it has received all sums due in respect of the Subordinated Notes up to such seventh day (except to the extent that there is any subsequent default in payment). (c) Rate of Interest: The rate of interest applicable to the Subordinated Notes (the “Rate of Interest”) shall be the sum for such Interest Period of the Margin and of the Reference Rate and it will be determined by the Agent Bank on the following basis, where, subject to the Benchmark Transition Provisions (as defined below) set out in Condition 4(d), the Reference Rate is LIBOR and “LIBOR” will be determined by the Agent Bank in accordance with the following provisions: (i) with respect to any Interest Determination Date, subject to sub-paragraphs (ii) and (iii) below, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

33 LIBOR, in respect of that Interest Determination Date, will be determined in accordance with the provisions described in (ii) below; (ii) subject to sub-paragraph (iii) below, with respect to any Interest Period which: (A) begins on (and includes) the Issue Date and ends on (but excludes) the First Interest Payment Date; or (B) begins on (and includes) the Interest Payment Date immediately preceding the Maturity Date and ends on (but excludes) the Maturity Date (which shall also be regarded as an Interest Payment Date), the Rate of Interest shall be calculated by the Agent Bank by linear interpolation as if both periods in (A) and (B) above were Interest Periods and by reference to two Reference Rates (the “Interpolation Reference Rates”, and each such rate an “Interpolation Reference Rate”) which appear on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time on the relevant Interest Determination Date where: (C) one Interpolation Reference Rate shall be determined as if the relevant Interest Period were the period of time for which rates are available next shorter than the length of the relevant Interest Period; and (D) the other Interpolation Reference Rate shall be determined as if the relevant Interest Period were the period of time for which rates are available next longer than the length of the relevant Interest Period; and (iii) with respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (i) above, the Agent Bank will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Issuer, to provide the Agent Bank with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Issuer for loans in U.S. Dollar to leading banks in the United States of America, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. Dollar in that market at that time; provided, however, that if the banks selected by the Issuer are not providing quotations in the manner described by this sentence, LIBOR will be the same as the rate determined for the immediately preceding Interest Determination Date, provided, however, that if LIBOR shall be less than 50 basis points for any Interest Determination Date (as determined in accordance with any of sub-paragraphs (i), (ii) or (iii) above, as applicable), LIBOR shall be deemed to be 50 basis points for such Interest Determination Date for the purposes of this Subordinated Note and the Paying Agency Agreement. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

34 For the purposes of this Condition 4(c): “London Business Day” means any day on which dealings in U.S. Dollar are transacted on the London interbank market. “Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. Dollar deposits of major banks). (d) Benchmark Transition Provisions: Notwithstanding Condition 4(c) above, if the Benchmark Determination Person or its designee determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then the provisions set forth in this Condition 4(d) (the “Benchmark Transition Provisions”) will thereafter apply to all determinations, calculations and quotations made or obtained for the purposes of calculating the rate and amount of interest payable on the Subordinated Notes during a relevant Interest Period. (i) In accordance with the benchmark transition provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each Interest Period on the Subordinated Notes will be a rate per annum equal to the sum of the Benchmark Replacement and the Margin provided, however, that, if the Benchmark Determination Person or its designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, but for any reason the Benchmark Replacement has not been determined as of the relevant Interest Determination Date, the interest rate for the applicable Interest Period will be equal to the interest rate on the last Interest Determination Date for the Subordinated Notes. (ii) If on or prior to the relevant Interest Determination Date for any Interest Period with respect to the Subordinated Notes, the Benchmark Determination Person shall have determined that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement shall replace the then-current Benchmark for all purposes relating to the Subordinated Notes in respect of such determination on such date and all determinations on all subsequent dates, and the Benchmark Determination Person shall give notice thereof either to the Issuer (if the Issuer is not the Benchmark Determination Person), which notice the Issuer shall promptly provide to the Agent Bank, or to the Agent Bank (if the Issuer is the Benchmark Determination Person), as applicable, as soon as practicable thereafter. If such notice is given, the Agent Bank shall determine the Interest Rate with respect to the Subordinated Notes until such notice has been withdrawn as a per annum rate equal to, in the Agent Bank’s sole discretion, the Benchmark Replacement (subject to any Benchmark Replacement Conforming Changes) plus the Margin. In addition, the Agent Bank will endeavor to provide the Issuer with notice promptly after any such determination is made. In connection with the implementation of a Benchmark Replacement, the Benchmark Determination Person shall have the right to make Benchmark Replacement Conforming Changes from time to time. (iii) All percentages resulting from any calculation of any interest rate for the Subordinated Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

35 being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards). (iv) For the purposes of this Condition 4(d): “Benchmark” shall mean, initially, LIBOR; provided, however, that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement. “Benchmark Determination Person” shall mean, on any date, (i) the Majority Noteholders on such date or (ii) the Issuer, if 30 calendar days after a request by the Issuer to the Noteholders to make any determination related to the Benchmark Replacement and the Majority Noteholders have, for any reason, failed to make the requested determination on or before such date. For the avoidance of doubt, the Majority Noteholders may be the Benchmark Determination Person whether or not the Issuer has sent a request to the Noteholders to make any determination related to the Benchmark Replacement. “Benchmark Replacement” shall mean the Interpolated Benchmark; provided, however, that if the Benchmark Determination Person cannot determine the Interpolated Benchmark as of the Benchmark Replacement Date, then “Benchmark Replacement” shall mean the first alternative set forth in the order below that can be determined by the Benchmark Determination Person as of the Benchmark Replacement Date: (i) the sum of: (a) Term SOFR and (b) the Benchmark Replacement Adjustment; (ii) the sum of: (a) Compounded SOFR and (b) the Benchmark Replacement Adjustment; (iii) the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; (iv) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or (v) the sum of: (a) the alternate rate of interest that has been selected by the Benchmark Determination Person or its designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. Dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment; provided, however, that any such Benchmark Replacement for any Interest Period would otherwise be less than 50 basis points, such Benchmark Replacement shall be deemed to be 50 basis points for such Interest Period. “Benchmark Replacement Adjustment” shall mean the first alternative set forth in the order below that can be determined by the Benchmark Determination Person or its designee as of the Benchmark Replacement Date: DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

36 (i) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement; (ii) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or (iii)the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Benchmark Determination Person or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar denominated floating rate notes at such time. “Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, changes to the definition of “Corresponding Tenor” solely when such tenor is longer than the Interest Period and other administrative matters) that the Benchmark Determination Person or its designee reasonably determines may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Benchmark Determination Person or its designee reasonably determines that adoption of any portion of such market practice is not administratively feasible or if the Benchmark Determination Person or its designee reasonably determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Benchmark Determination Person or its designee determines is reasonably necessary and applied to other similarly situated companies under similar notes held by the Noteholders). “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark: (i) in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or (ii) in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination. “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark: (i) a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

38 as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time. “ISDA Fallback Adjustment” shall mean the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor. “ISDA Fallback Rate” shall mean the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment. “Reference Time” shall mean, with respect to any determination of the Benchmark: (1) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such determination, and (2) if the Benchmark is not LIBOR, the time determined by the Benchmark Determination Person or its designee in accordance with the Benchmark Replacement Conforming Changes. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “SOFR” shall mean, with respect to any date of determination, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the website of the NY Federal Reserve at http://www.newyorkfed.org, or any successor source. “Term SOFR” shall mean the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment. (e) Calculation of Interest Amount: The Agent Bank will, as soon as practicable after the Interest Determination Date in relation to each Interest Period, calculate the amount of interest (the “Interest Amount”) payable in respect of each Subordinated Note for such Interest Period. The Interest Amount will be calculated by applying the Rate of Interest for such Interest Period to the Calculation Amount, multiplying the product by the actual number of days in such Interest Period divided by 360, rounding the resulting figure to the nearest cent (half a cent being rounded upwards) and multiplying such rounded figure by a fraction equal to the Authorised Denomination of such Subordinated Note divided by the Calculation Amount. (f) Publication: The Agent Bank will cause each Rate of Interest and Interest Amount determined by it, together with the relevant Interest Payment Date, to be notified to the other Agents and any quotation system (if any) as soon as practicable after such determination but in any event not later than the first day of the relevant Interest Period. Notice thereof shall also promptly be given to the Noteholders. The Agent Bank will be entitled to recalculate any Interest Amount (on the basis of the foregoing provisions) without notice in the event of an extension or shortening of the relevant Interest Period. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

39 If the Calculation Amount is less than the Authorised Denomination, the Agent Bank shall not be obliged to publish each Interest Amount but instead may publish only the Calculation Amount and the Interest Amount in respect of a Subordinated Note having the minimum Authorised Denomination. (g) Notifications etc.: All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition by the Agent Bank will (in the absence of wilful default, fraud or manifest error) be binding on the Issuer, the Agents and the Noteholders and (subject as aforesaid) no liability to any such person will attach to the Agent Bank in connection with the exercise or non-exercise by it of its powers, duties and discretions for such purposes. (h) Calculation Amount: Interest shall be calculated per US$1,000 in principal amount of the Subordinated Notes (the “Calculation Amount”). 5 DEFERRAL OF INTEREST (a) Regulatory Deficiency Deferral of Interest: (i) Subject to Condition 5(a)(ii) (Regulatory Deficiency Deferral of Interest), payment of interest on the Subordinated Notes by the Issuer will be mandatorily deferred on each Regulatory Deficiency Interest Deferral Date. (ii) Any deferral under Condition 5(a)(i) (Regulatory Deficiency Deferral of Interest) shall be of all (and not less than all) of the Interest Amount accrued on the Subordinated Notes and due and payable as of such Regulatory Deficiency Interest Deferral Date. (iii) The Issuer shall notify the Noteholders and the Fiscal Agent of any Regulatory Deficiency Interest Deferral Date in accordance with Condition 5(e) (Notice of Deferral). A certificate signed by two Authorised Signatories confirming that: (A) a Regulatory Deficiency Interest Deferral Event has occurred and is continuing, or would occur if payment of interest on the Subordinated Notes were to be made; or (B) a Regulatory Deficiency Interest Deferral Event has ceased to occur and/or payment of interest on the Subordinated Notes would not result in a Regulatory Deficiency Interest Deferral Event occurring, shall be treated and accepted by the Issuer, the Noteholders and all other interested parties as correct and sufficient evidence thereof, and (in the absence of manifest error or bad faith) shall be binding on all such persons. (b) No default: Notwithstanding any other provision in these Conditions the deferral by the Issuer of any payment of interest in accordance with Condition 2(e) (Solvency Condition) or Condition 5(a) (Regulatory Deficiency Deferral of Interest) will not constitute a default by the Issuer and will not give Noteholders any right to accelerate repayment of the Subordinated Notes or take any enforcement action under the Subordinated Notes. (c) Arrears of Interest and Additional Interest Amounts: Any interest on the Subordinated Notes not paid on an Interest Payment Date as a result of the obligation of the Issuer to defer such payment of interest pursuant to Condition 5(a) (Regulatory Deficiency Deferral of Interest) or due to the operation of the Solvency Condition DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

40 contained in Condition 2(e) (Solvency Condition) shall (without double counting), to the extent and so long as the same remains unpaid, constitute “Arrears of Interest”. Each amount of Arrears of Interest shall bear interest (as if it constituted the principal of the Subordinated Notes) at the Rate of Interest from time to time applicable to the Subordinated Notes (an “Additional Interest Amount”). Any Additional Interest Amounts which are not paid on the Interest Payment Date at the end of the applicable Interest Period shall become Arrears of Interest and bear interest accordingly. (d) Payment of Arrears of Interest and Additional Interest Amounts: Any Arrears of Interest and Additional Interest Amounts may (subject to Condition 2(e) (Solvency Condition) and, to the extent required, the satisfaction of the Regulatory Clearance Condition) be paid by the Issuer in whole or in part at any time upon the expiry of not less than 14 days’ notice to such effect given by the Issuer to the Fiscal Agent and the Noteholders in accordance with Condition 16 (Notices) and in any event will become due and payable by the Issuer in whole (and not in part) upon the earliest of the following dates: (i) the next Interest Payment Date which is not a Regulatory Deficiency Interest Deferral Date; (ii) the date on which the Issuer pays any dividend or other distribution on any shares in its capital; (iii) the date on which the Issuer makes a payment of interest on, or redeems purchases, cancels, reduces or acquires, any Junior Securities or Parity Securities (save where the Issuer is not able to defer, pass or eliminate the relevant payment or other obligation in accordance with the terms of the relevant Junior Securities or Parity Securities); (iv) the date on which the Winding-Up of the Issuer occurs; or (v) the date fixed for any redemption of the Subordinated Notes pursuant to Condition 6 (Redemption, Purchase and Cancellation) (subject to any deferral of such redemption date pursuant to Condition 6(b) (Deferral of redemption date)) or Condition 11 (Default and remedies on default). (e) Notice of Deferral: The Issuer shall notify the Fiscal Agent and the Noteholders in writing in accordance with Condition 16 (Notices) not less than 5 Business Days prior to the relevant Interest Payment Date: (i) in the case of a deferral due to the operation of the Solvency Condition contained in Condition 2(e) (Solvency Condition), specifying that interest will not be paid because of the operation of such Solvency Condition; or (ii) in the case of Condition 5(a) (Regulatory Deficiency Deferral of Interest), specifying that interest will not be paid because a Regulatory Deficiency Interest Deferral Event has occurred and is continuing or would occur if payment of interest was made on such Interest Payment Date, provided, however, that if the Issuer becomes aware of the operation of the Solvency Condition or a Regulatory Deficiency Interest Deferral Event occurs, less than 5 Business Days prior to an Interest Payment Date the Issuer shall give notice of the interest deferral in accordance with Condition 16 (Notices) as soon as reasonably practicable following its becoming aware of, or the occurrence of, such event. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

41 6 REDEMPTION, PURCHASE AND CANCELLATION (a) Scheduled redemption: Subject to Conditions 2(e) (Solvency Condition), 6(b) (Deferral of redemption date) and 6(i) (Preconditions to redemption and purchases), unless previously redeemed, or purchased and cancelled, the Subordinated Notes will be redeemed at their principal amount on the Maturity Date together with any Arrears of Interest (together with all corresponding Additional Interest Amounts) and any other accrued and unpaid interest to (but excluding) the Maturity Date in accordance with the terms of Condition 8 (Payments). (b) Deferral of redemption date: (i) Subject to Condition 6(b)(ii) no Subordinated Notes shall be redeemed: (A) on or after the Maturity Date pursuant to Condition 6(a) (Scheduled redemption); or (B) prior to the Maturity Date pursuant to Condition 6(c) (Redemption for tax reasons) or Condition 6(d) (Redemption upon the occurrence of a Capital Event) or Condition 6(e) (Redemption at the option of the Issuer); if Condition 2(e) (Solvency Condition) is not satisfied or if a Regulatory Deficiency Redemption Deferral Event has occurred and is continuing or would occur if redemption is made pursuant to this Condition 6 (Redemption, Purchase and Cancellation). (ii) Deferral under Condition 6(b)(i) (Deferral of redemption date) shall be limited to the proportion of the amounts due and payable which would cause a Regulatory Deficiency Redemption Deferral Event to occur and be continuing. In the event that a partial payment is made pursuant to this Condition 6(b)(ii), any partial payments shall be applied pro rata in respect of the Subordinated Notes. (iii) The Issuer shall notify the Fiscal Agent and the Noteholders in accordance with Condition 16 (Notices) no later than 5 Business Days prior to any date set for redemption of the Subordinated Notes if such redemption is to be deferred in accordance with this Condition 6(b) (Deferral of redemption date) provided, however, that if the Issuer becomes aware of the operation of the Solvency Condition or a Regulatory Deficiency Interest Deferral Event occurs less than 5 Business Days prior to an Interest Payment Date, the Issuer shall give notice of the interest deferral in accordance with Condition 16 (Notices) as soon as reasonably practicable following its becoming aware of, or the occurrence of, such event. (iv) If redemption of the Subordinated Notes does not occur on the Maturity Date, or, if applicable, the date specified in the notice of redemption by the Issuer under Condition 6(c) (Redemption for tax reasons) or Condition 6(d) (Redemption upon the occurrence of a Capital Event), as a result of Condition 6(b)(i) (Deferral of redemption date), the Issuer shall (subject to satisfaction of the Regulatory Clearance Condition and, in the case of (A) and (B) below only, Condition 2(e) (Solvency Condition)) redeem such Subordinated Notes at their principal amount together with any Arrears of Interest (together with all corresponding Additional Interest Amounts) and any other accrued and unpaid interest upon the earliest of: DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

42 (A) (in case of a failure to redeem the Subordinated Notes due to the operation of Condition 6(b)(i) (Deferral of redemption date) only) the date falling 10 Business Days after the date the Regulatory Deficiency Redemption Deferral Event has ceased (unless on such 10th Business Day a further Regulatory Deficiency Redemption Deferral Event has occurred and is continuing or redemption of the Subordinated Notes on such date would result in a Regulatory Deficiency Redemption Deferral Event occurring, in which case the provisions of Condition 6(b)(i) (Deferral of redemption date) and this Condition 6(b)(iv) will apply mutatis mutandis to determine the due date for redemption of the Subordinated Notes); or (B) the date falling 10 Business Days after the BMA has agreed to the repayment or redemption of the Subordinated Notes; or (C) the date on which a Winding-Up occurs. If Condition 6(b)(i) (Deferral of redemption date) does not apply, but redemption of the Subordinated Notes does not occur on the Maturity Date or, if applicable, the date specified in the notice of redemption by the Issuer under Condition 6(c) (Redemption for tax reasons) or Condition 6(d) (Redemption upon the occurrence of a Capital Event), as a result of the Solvency Condition not being satisfied at such time and immediately after such payment, the Issuer shall (subject to the satisfaction of the Regulatory Clearance Condition), redeem such Subordinated Notes at their principal amount together with any Arrears of Interest (together with all corresponding Additional Interest Amounts) and any other accrued and unpaid interest on the date falling 10 Business Days immediately following the day that (i) the Issuer is solvent for the purposes of Condition 2(e) (Solvency Condition) and (ii) redemption of the Subordinated Notes would not result in the Issuer ceasing to be solvent for the purposes of Condition 2(e) (Solvency Condition); provided, however, that if on such Business Day specified for redemption a Regulatory Deficiency Redemption Deferral Event has occurred and is continuing, or would occur if the Subordinated Notes were to be redeemed, or if the Solvency Condition would not be satisfied on such date and immediately after the redemption, then the Subordinated Notes shall not be redeemed on such date and Condition 2(e) (Solvency Condition) and Condition 6(b)(i) (Deferral of redemption date) will apply mutatis mutandis to determine the date of redemption of the Subordinated Notes. (v) A certificate signed by two Authorised Signatories confirming that (A) a Regulatory Deficiency Redemption Deferral Event has occurred and is continuing, or would occur if redemption of the Subordinated Notes were to be made or (B) a Regulatory Deficiency Redemption Deferral Event has ceased to occur and/or redemption of the Subordinated Notes would not result in a Regulatory Deficiency Redemption Deferral Event occurring, shall be treated and accepted by the Issuer, the Noteholders and all other interested parties as correct and sufficient evidence thereof and (in the absence of manifest error or bad faith) shall be binding on all such persons. (vi) Notwithstanding any other provision in these Conditions, the deferral of redemption of the Subordinated Notes in accordance with Condition 2(e) (Solvency Condition) or this Condition 6(b) (Deferral of redemption date) will not constitute a default by the Issuer and will not give Noteholders any right to accelerate the Subordinated Notes or take any enforcement action under the Subordinated Notes. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

43 (c) Redemption for tax reasons: Subject to Condition 2(e) (Solvency Condition), Condition 6(b)(i) (Deferral of redemption date) and Condition 6(i) (Preconditions to redemption and purchase) below, the Subordinated Notes may be redeemed at the option of the Issuer in whole, but not in part, on any Interest Payment Date falling on or after the Early Call Date, on giving not less than 60 days’ notice to the Noteholders (which notice shall be irrevocable) at 101% of their outstanding principal amounts (together with any Arrears of Interest, Additional Interest Amounts and any other accrued but unpaid interest to (but excluding) the date fixed for redemption), subject to the BMA Redemption Requirements, if: (A) immediately before the giving of such notice, the Issuer receives an opinion of external counsel in Bermuda experienced in such matters that the Issuer: (1) has or will become obliged to pay additional amounts as described under Condition 9 (Taxation); or (2) would not be entitled to claim a deduction in computing taxation liabilities (and provided such taxation liabilities exist) in Bermuda in respect of any payment of interest to be made on the next Interest Payment Date or the value of such deduction to the Issuer would be reduced; (B) in each case as a result of any change in, or amendment to, the laws or regulations of Bermuda or any authority therein or thereof having power to tax, or any change in the application or official interpretation of such laws or regulations, including a decision of any court or tribunal, which change or amendment becomes effective on or after the Issue Date; (C) such obligation or loss of entitlement, as the case may be, cannot be avoided by the Issuer taking reasonable measures available to it; and (D) such obligation or loss of entitlement shall result in the Issuer suffering a liability for Tax in respect of the Subordinated Notes in excess of an amount equal to (i) 5% multiplied by (ii) the interest payable by the Issuer on an annualised basis (calculated by reference to the Rate of Interest in the first Interest Period), (any such early redemption events (A), (B), (C) and (D) under this Condition 6(c) (Redemption for tax reasons), a “Tax Event”); provided, however, that (in the case of (A)(2) above) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would not be entitled to claim a deduction in computing taxation liabilities (and provided such taxation liabilities exist) in Bermuda in respect of any payment of interest to be made on the next Interest Payment Date or the value of such deduction to the Issuer would be reduced were a payment in respect of the Subordinated Notes then due. (d) Redemption upon the occurrence of a Capital Event: Subject to Condition 2(e) (Solvency Condition), Condition 6(b) (Deferral of redemption date) and Condition 6(i) (Preconditions to redemption and purchase) below and the BMA Redemption Requirements, if a Capital Event occurs, the Subordinated Notes may be redeemed at the option of the Issuer in whole, but not in part, on any Interest Payment Date falling on or after the Early Call Date, at 101% of their outstanding principal amounts (together with any Arrears of Interest, Additional Interest Amounts and any other accrued but unpaid interest to (but excluding) the date fixed for redemption); provided, DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

44 however, that the Issuer provides not less than 60 days’ prior notice to the Fiscal Agent and the Noteholders in accordance with Condition 16 (Notices) (such notice being irrevocable) specifying the date fixed for such redemption. (e) Redemption at the option of the Issuer: Subject to Condition 2(e) (Solvency Condition) and Condition 6(i) (Preconditions to redemption and purchase) below, the Subordinated Notes may be redeemed on the First Call Date or on any Interest Payment Date thereafter, at the option of the Issuer, in whole or in part, at their outstanding principal amounts (together with any Arrears of Interest, Additional Interest Amounts and any other accrued but unpaid interest to (but excluding) the date fixed for redemption); provided, however, that the Issuer provides not less than 60 days’ prior notice to the Fiscal Agent and the Noteholders in accordance with Condition 16 (Notices) specifying the date fixed for such redemption; provided, further, that if the Subordinated Notes are redeemed in part, there shall be no less than US$25,000,000 aggregate principal amount of Notes outstanding after each such redemption. Subject to Conditions 8(a) (Principal) and 8(b) (Interest), upon the expiry of such notice, the Issuer shall redeem the Subordinated Notes. Any such notice of redemption may at the option of the Issuer state that, in the Issuer’s sole discretion, the relevant redemption date may be postponed by up to 60 days from the original scheduled redemption date, provided, however, that the Issuer may only postpone the relevant redemption date on one occasion and such postponement must be communicated by the Issuer to the Fiscal Agent and the Noteholders not less than 30 days’ prior to the original scheduled redemption date. For the avoidance of doubt, in the event of any such postponement of the redemption date, any calculation of or determination concerning the redemption price that depends on the redemption date (including the amount of accrued and unpaid interest on the relevant Subordinated Notes to, but excluding, the redemption date) shall be made by reference to the redemption as so postponed. (f) No other redemption: The Issuer shall not be entitled to redeem the Subordinated Notes otherwise than as provided in Condition 6(a) (Scheduled redemption), Condition 6(b) (Deferral of redemption date), Condition 6(c) (Redemption for tax reasons), Condition 6(d) (Redemption upon the occurrence of a Capital Event) and Condition 6(e) (Redemption at the option of the Issuer). (g) Purchase: Subject to Condition 2(e) (Solvency Condition) and Condition 6(i) (Preconditions to redemption and purchases), the Issuer may at any time purchase Subordinated Notes in the open market or otherwise and at any price. All Subordinated Notes purchased by or on behalf of the Issuer may be held, reissued, resold or, at the option of the Issuer and the relevant purchaser, surrendered for cancellation to the Fiscal Agent. (h) Cancellation: All Subordinated Notes redeemed by the Issuer pursuant to this Condition 6, and all Subordinated Notes purchased and surrendered for cancellation pursuant to Condition 6(g) (Purchase), will forthwith be cancelled. Any such Subordinated Notes so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer in respect of any such Subordinated Notes shall be discharged. (i) Preconditions to redemption and purchases: (i) Prior to the publication of any notice of redemption or any purchase of the Subordinated Notes, the Issuer will be required to have complied with the Regulatory Clearance Condition and be in continued compliance with both the Enhanced Capital Requirement and with the Relevant Rules. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

45 (ii) The Issuer shall not redeem any Subordinated Notes or purchase any Subordinated Notes (i) unless at the time of such redemption or purchase it is in compliance with both the Enhanced Capital Requirement and with the Relevant Rules, (ii) where such redemption or purchase would cause a breach of the Enhanced Capital Requirement, and (iii) prior to the fifth anniversary of the Issue Date, unless such redemption or purchase is to be financed out of the proceeds of an issuance of securities that qualify as either Tier 2 Capital or Tier 1 Capital. (iii) A certificate signed by two Authorised Signatories confirming such compliance shall be treated and accepted by the Issuer, the Noteholders and all other interested parties as correct and sufficient evidence thereof and (in the absence of manifest error or bad faith) shall be binding on all such persons. 7 VARIATION AND SUBSTITUTION If a Capital Event or a Tax Event occurs, the Issuer may, at its sole option, as an alternative to redemption of the Subordinated Notes, at any time, without the consent of any Noteholder, vary any term or condition of the Subordinated Notes or substitute all (but not less than all) of the Subordinated Notes for other notes, so that the varied Subordinated Notes or the substituted notes, as the case may be, constitute Qualifying Equivalent Securities. The principal amount of the Qualifying Equivalent Securities to be received by Noteholders in substitution shall be equal to the principal amount of the Subordinated Notes. Any variation or substitution of the Subordinated Notes is subject to no more than 60 nor less than 30 calendar days’ prior notice by the Issuer to the Fiscal Agent, the Lead Arranger and the Noteholders (which notice shall be irrevocable and shall specify the date fixed for such variation or substitution) in accordance with the notice provisions governing the Subordinated Notes and to: (a) the Issuer being in compliance with the Relevant Rules on the date of such variation or substitution (after giving effect to such variation or substitution), and such variation or substitution not resulting directly or indirectly in a breach of the Relevant Rules; (b) in respect of substitution only, all payments of interest, including Arrears of Interest, and any other amount payable under the Subordinated Notes that, in each case, has accrued to Noteholders and has not been paid, being satisfied in full on or prior to the date of such variation or substitution; and (c) immediately after the substitution or variation, the Issuer not triggering its right to redeem the Subordinated Notes pursuant to provisions of Conditions 6(c) (Payments subject to fiscal laws) and 6(d) (Payments on business days). The Issuer shall deliver to the Fiscal Agent on the date fixed for any such variation or substitution (i) a certificate signed by two Authorised Signatories stating that the provisions of this Condition 7 have been complied with and (ii) a legal opinion from an Independent Adviser standing to the effect that the varied Subordinated Notes or the substituted Subordinated Notes constitute Qualifying Equivalent Securities. No variation or substitution of the Subordinated Notes shall occur in accordance with this Condition 7 if any Noteholder delivers notice to the Issuer, prior to the date fixed for the relevant variation or substitution, that, acting reasonably and in good faith, it is of the view that the terms of the varied or substituted securities are materially less favourable to the Noteholders. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

46 8 PAYMENTS (a) Principal: Payments of principal shall be made by transfer to a dollar-denominated account maintained by the payee and notified to the Issuer and (in the case of redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent. (b) Interest: Payments of interest (including, without limitation, Arrears of Interest and Additional Interest Amounts) shall be made by transfer to a dollar-denominated account maintained by the payee and notified to the Issuer and (in the case of interest (including, without limitation, Arrears of Interest and Additional Interest Amounts) payable on redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent. (c) Payments subject to fiscal laws: Payments will be subject in all cases to any fiscal or other laws and regulations applicable thereto in the place of payment, but without prejudice to the provisions of Condition 9 (Taxation). No commissions or expenses shall be charged to the Noteholders in respect of such payments. (d) Payments on business days: If the due date for payment of any amount in respect of any Subordinated Note is not a business day in the place of presentation (following any modification in accordance with Condition 4(a) (Interest)), the Noteholder shall not be entitled to payment in such place of the amount due until the next succeeding business day in such place and shall not be entitled to any further interest or other payment in respect of any such delay. In this Condition 8(d), “business day” means, in respect of any place of presentation, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a dollar-denominated account as referred to above, on which dealings in foreign currencies may be carried on both in London and in such place of presentation. (e) Partial payments: If the Fiscal Agent makes a partial payment in respect of any Subordinated Note presented to it for payment, such Paying Agent will endorse thereon a statement indicating the amount and the date of such payment. (f) No commissions: No commissions or expenses shall be charged to the Noteholders in respect of any payments made in accordance with this Condition 8 (Payments). (g) Record date: Each payment in respect of a Subordinated Note will be made to the person shown as the Noteholder in the Register at the opening of business in the place of the Registrar’s Specified Office on the Clearing System Business Day immediately preceding the due date for such payment. (h) Agents: The names of the initial Paying Agents and their initial specified offices are set out at the end of these Conditions. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying Agent or Agent Bank and to appoint a successor fiscal agent or agent bank and additional or other paying agents, provided, however, that the Issuer will at all times maintain a fiscal agent and agent bank. Notice of any termination or appointment and of any changes in specified offices of any of the Paying Agents or their Specified Offices will be given to the Noteholders promptly by the Issuer in accordance with Condition 16 (Notices). In acting under the Paying Agency Agreement and in connection with the Subordinated Notes, the Paying Agents and the Agent Bank act solely as agents of the DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

47 Issuer and do not assume any obligations towards or relationship of agency or trust for or with any of the Noteholders. So long as the Subordinated Notes are represented by the Global Certificate, each payment in respect of the Global Certificate will be made to the person shown as the holder of such Global Certificate in the Register at the close of business (of the relevant clearing system) on the Clearing System Business Day before the due date for such payments. 9 TAXATION All payments of principal and interest in respect of the Subordinated Notes by or on behalf of the Issuer shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Bermuda or any political subdivision thereof or any authority therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event the Issuer shall pay such additional amounts as will result in receipt by the Noteholders after such withholding or deduction of such amounts as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable in respect of any Subordinated Note: (a) held by a Noteholder which is liable to such taxes, duties, assessments or governmental charges in respect of such Subordinated Note by reason of its having some connection with Bermuda other than the mere holding of the Subordinated Note; (b) where the present or future taxes, duties or governmental charges of whatever nature imposed, levied, collected, withheld or assessed are so imposed, levied, collected or withheld outside Bermuda on the income or gains of the relevant Noteholder; or (c) where (in the case of a payment of principal or interest on redemption) the relevant Note Certificate is surrendered for payment more than 30 days after the Relevant Date except to the extent that the relevant Noteholder would have been entitled to such additional amounts if it had surrendered the relevant Note Certificate on the last day of such period of 30 days. In these Conditions, “Relevant Date” means whichever is the later of (1) the date on which the payment in question first becomes due and (2) if the full amount payable has not been received by the Fiscal Agent on or prior to such due date, the date on which (the full amount having been so received) notice to that effect has been given to the Noteholders. Any reference in these Conditions to principal or interest shall be deemed to include any additional amounts in respect of principal or interest (as the case may be) which may be payable under this Condition 9. If the Issuer becomes subject at any time to any taxing jurisdiction other than the Bermuda references in these Conditions to Bermuda shall be construed as references to Bermuda and/or such other jurisdiction. The Issuer has been issued a tax assurance certificate by the Minister of Finance of Bermuda pursuant to section 2 of the Exempted Undertakings Tax Protection Act 1996 (the “Tax Assurance”) which states that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any tax described therein shall not be applicable to the Issuer or to any of its operations or the shares, debentures or other obligations of the Issuer, provided, however, that such DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

48 assurance will not prevent the application of any such tax or duty to persons ordinarily resident in Bermuda or prevent any tax payable in accordance with the provisions of the Land Tax Act 1967 or otherwise payable in relation to the land leased to the Issuer. The Tax Assurance shall be in effect until 31 March 2035. The Issuer will not be required under the law of Bermuda to make any deduction or withholding on account of tax from any payment it may make under the Subordinated Notes. 10 PRESCRIPTION Claims against the Issuer for payment in respect of the Subordinated Notes shall be prescribed and become void unless made within 10 years (in the case of principal) or five years (in the case of interest including, without limitation, Arrears of Interest and Additional Interest Amounts) from the appropriate Relevant Date in respect of them. 11 DEFAULT AND REMEDIES ON DEFAULT (a) Payment default: If the Issuer fails to meet any of its payment obligations on the date that such payment obligations were due under the Subordinated Notes and such payment obligations are not met within 30 days of the date that such payment obligations were due: (i) any Noteholder may, at its own discretion and without further notice, institute proceedings in order to recover the amounts due from the Issuer to such Noteholder (including amounts due in accordance with sub-paragraph (ii) below); and (ii) the Majority Noteholders may, by written notice addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Fiscal Agent, declare the Subordinated Notes to be immediately due and payable, whereupon they shall become immediately due and payable at their outstanding principal amount together with interest (including Arrears of Interest and Additional Interest Amounts) (if any) accrued to such date and the claim in respect thereof will be subject to the subordination provided for in Condition 2 (Status of the Subordinated Notes), provided, however, that a Noteholder may not petition the Winding-Up of the Issuer or institute any other proceedings seeking the same equivalent relief in respect of the Issuer. For the avoidance of doubt, no amount shall be due from the Issuer in circumstances where payment of such amount is deferred in accordance with Condition 2(e) (Solvency Condition), Condition 5(a) (Regulatory Deficiency Deferral of Interest) or Condition 6(b) (Deferral of redemption date). (b) Winding-Up: Upon the Winding-Up of the Issuer (or other equivalent proceedings), the Subordinated Notes shall automatically become due and payable at their outstanding principal amount together with interest (including Arrears of Interest and Additional Interest Amounts) (if any) accrued to such date and the claim in respect thereof will be subject to the subordination provided for in Condition 2 (Status of the Subordinated Notes). In addition, any other amounts in respect of the Subordinated Notes (including any damages awarded for breach of any obligations under these Conditions in respect of which the Solvency Condition was not satisfied on the date upon which the same would otherwise have become due and payable (“Solvency Claims”) will be payable by the Issuer in a Winding-Up or administration of the Issuer, and the claim in respect thereof will be subject to the subordination provided for in Condition 2 (Status of the Subordinated Notes). A Solvency Claim shall not bear interest. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

49 (c) Regulatory Default: If the Issuer ceases to be regulated by the BMA (or other equivalent supervisor), the Majority Noteholders may, by written notice addressed to the Issuer and delivered to the Issuer or to the Specified Office of the Fiscal Agent, declare the Subordinated Notes to be immediately due and payable, whereupon they shall become immediately due and payable at their outstanding principal amount together with interest (including Arrears of Interest and Additional Interest Amounts) (if any) accrued to such date and the claim in respect thereof will be subject to the subordination provided for in Condition 2 (Status of the Subordinated Notes). (d) Enforcement: Without prejudice to Condition 11(a) (Payment default) above, any Noteholder may institute such proceedings or take such steps or actions against the Issuer as it may think fit to enforce any obligation, term, condition or provision binding on the Issuer under the Subordinated Notes or the Deed of Covenant, provided, however, that a Noteholder may not at any time file for the Winding-Up of the Issuer and provided, further, that in no event shall the Issuer, by virtue of the institution of any such proceedings or the taking of such steps or actions, be obliged to pay any sum or sums (in cash or otherwise) sooner than the same would otherwise have been payable by it. (e) Extent of Noteholders’ remedy: Without prejudice to the occurrence and consequences of a Premium Load Event, no remedy against the Issuer, other than as referred to in this Condition 11, shall be available to the Noteholders, whether for the recovery of amounts owing in respect of the Subordinated Notes or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Subordinated Notes. 12 UNDERTAKINGS OF THE ISSUER The undertakings in this Condition 12 remain in force from the Issue Date for so long as any Subordinated Note is outstanding. (a) The Issuer undertakes to supply to the Noteholders: (i) no later than 60 calendar days following the end of the preceding financial quarter, the Issuer’s and its Group’s quarterly unaudited income statement and balance sheet, in each case prepared in accordance with GAAP; and (ii) no later than 120 calendar days following the end of the fiscal year, the Issuer’s and its Group’s consolidated annual financial statements prepared in accordance with GAAP. (b) The Issuer undertakes that its capital, as shown in its annual Capital and Solvency Return, shall be no less than 120% of the Issuer’s Bermuda Solvency Capital Requirement, as shown in such Capital and Solvency Return. (c) The Issuer shall maintain a Debt to Capital Ratio no greater than 40%, measured quarterly, as of each calendar quarter end, on the basis of the report delivered pursuant to Condition 12(a)(i) (Undertakings of the Issuer), and annually, on the basis of the report delivered pursuant to Condition 12(a)(ii) (Undertakings of the Issuer); provided, however, that the Issuer may incur Indebtedness in breach of this requirement in order to redeem in whole, but not in part, the Subordinated Notes. (d) The Issuer undertakes not to directly or indirectly: (i) declare or pay any dividend on or in respect of its Capital Stock, or purchase, redeem, retire or otherwise acquire for value any of its Capital Stock; or DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

50 (ii) make any payment or other distribution on any of its securities that rank junior to or pari passu with the Subordinated Notes, (all such payments and other actions under (i) and (ii), a “Restricted Payment”), unless, at the time of, and after giving effect to, such Restricted Payment: (A) the Issuer is not and will not be in breach of the Relevant Rules, the Enhanced Capital Requirement or any of the Conditions (including the Issuer’s payment obligations in respect of the Subordinated Notes); (B) no Regulatory Deficiency Deferral Event is existing at the time of (nor will start to exist immediately after and as a consequence of) the Restricted Payment; and (C) the Issuer is not in breach of Conditions 12(b) (Undertakings of the Issuer) or 12(c) (Undertakings of the Issuer). (e) The Issuer shall use its commercially reasonable endeavours to obtain an Investment Grade Rating for the Subordinated Notes no later than 30 days after the Issue Date and thereafter retain such Investment Grade Rating. (f) The Issuer will not create, incur, assume or guarantee or otherwise permit to exist any Indebtedness secured by any Lien on the Issuer’s assets other than Permitted Liens. (g) The Issuer undertakes not to materially change the nature of its business to any business that it would not be able to carry out as a Bermuda-licensed insurance and reinsurance company. (h) Subject to compliance with all applicable laws and regulations, the Issuer agrees to promptly notify in accordance with Condition 16 (Notices) the Lead Arranger and/or the Noteholders of any regulatory filings or other requirements that the Issuer becomes aware of that the Issuer, the Lead Arranger and/or the Noteholders may be required to respond to as a result of the entry into of the Subscription Deed, the issuance of the Subordinated Notes, or any actions taken by or anticipated to be taken by the Issuer in connection therewith. (i) The Issuer undertakes to maintain its corporate existence and continue to be duly organised and validly existing under the laws of Bermuda. (j) The Issuer undertakes to comply in all material respects with all applicable laws and orders to which it may be subject. (k) The Issuer undertakes to notify the Fiscal Agent and the Noteholders of the occurrence of any Premium Load Event promptly upon becoming aware of its occurrence. 13 BUSINESS TRANSFER The Issuer shall not effect a Business Transfer unless the purchaser in such Business Transfer expressly assumes all of the Issuer’s obligations under the Subordinated Notes and these Conditions. 14 REPLACEMENT OF NOTE CERTIFICATES If any Note Certificate is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the Specified Office of the Registrar, subject to all applicable laws, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Note Certificates must be surrendered before replacements will be issued. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

52 “BMA” means the Bermuda Monetary Authority (or any successor which carries on the role of regulator of financial services companies generally in Bermuda); “BMA Redemption Requirements” means, in connection with any redemption of Notes, that (a) the Issuer replaces the capital represented by the Subordinated Notes to be redeemed or repaid with capital having equal or better capital treatment as the Subordinated Notes under the Relevant Rules (or the satisfaction of such condition is otherwise not required under the Relevant Rules so as to permit the Subordinated Notes to qualify as Tier 2 Capital) and (b) such redemption has been approved by the BMA (only if and to the extent required by the BMA); “Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in New York, London and Hamilton (Bermuda); provided, however, that, for the purpose of Condition 8(d) (Payments on business days), “business day” shall have the meaning given in Condition 8(d), and provided, further, that, for the purpose of Condition 3(d) (Registration and delivery of Note Certificates), “business day” shall have the meaning given in Condition 3(d) (Registration and delivery of Note Certificates); “Business Transfer” means any single transaction or series of transactions resulting in a transfer of 50 percent or more of the assets of the Issuer to any currently unaffiliated entity, but excluding any transaction involving a transfer of assets on an independent, arm’s length basis for fair market value consideration; “Calculation Amount” has the meaning given in Condition 4(h) (Calculation Amount); “Capital Event” means, at any time on or after the Issue Date, a change in the regulatory classification of the Subordinated Notes that results or would be likely to result in the exclusion of the Subordinated Notes in whole or, to the extent not prohibited by the Relevant Rules, in part, from the Issuer’s Tier 2 Capital other than where such exclusion is only as a result of any applicable limitation on the amount of such capital, and such change in the regulatory classification has or would have a material negative impact on the Issuer (it being understood that a change in the regulatory classification of the Subordinated Notes that results or would be likely to result in the exclusion of the Subordinated Notes from the Issuer’s Tier 2 Capital shall be deemed to have a material negative impact on the Issuer); “Capital Stock” means any and all shares (whether voting or non-voting, and including preferred shares) in the equity of such person or entity; “Clearing System Business Day” means a day on which the clearing system for which the Subordinated Notes are being held is open for business; “Clearstream, Luxembourg” means Clearstream Banking, SA; “Consolidated Equity” means, at any time, total shareholder’s equity as set out in the Issuer’s latest published audited balance sheet (or, if more recent, the Issuer’s quarterly unaudited balance sheet); “Debt to Capital Ratio” means, as of any date of determination, the ratio of (1) the Issuer’s consolidated Indebtedness to (2) (a) the Issuer’s consolidated Indebtedness plus (b) the Issuer’s Consolidated Equity, in each case as shown in the relevant financial statements of the Issuer; “Directors” means the members of the board of directors of the Issuer from time to time; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

53 “Dispute” has the meaning given in Condition 18 (Jurisdiction); “Early Call Date” means the Interest Payment Date falling on or immediately after the third anniversary of the Issue Date; “Enhanced Capital Requirement” means the “enhanced capital requirement” as defined in the Relevant Rules, applicable to the Issuer; “Euroclear” means Euroclear Bank S.A. / N.V; “First Call Date” means the Interest Payment Date falling on or immediately after the tenth anniversary of the Issue Date; “First Interest Payment Date” has the meaning given in Condition 4(a) (Interest); “GAAP” means the generally accepted accounting principles in the United Kingdom or the United States, or such other generally accepted accounting principles as may be applicable to the Issuer and/or its parent company from time to time; “Group” means Ark Insurance Holdings Limited (or its successor) and its consolidated subsidiaries; “Holding Company” means, in relation to a person, any other person in respect of which it is a Subsidiary; “Indebtedness” means, with respect to any person: the principal of and any premium and interest on (a) indebtedness of such person for money borrowed and (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); all obligations of such person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to trusts, letters of credit or any other arrangements securing obligations (other than obligations described above) entered into in the ordinary course of business to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth (10th) Business Day following receipt by such person of a demand for reimbursement following payment on the letter of credit); and any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as indebtedness above in this bulleted list; “Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Issuer; “Insurance Act” means the Bermuda Insurance Act 1978 and related regulations, as amended from time to time; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

54 “Interest Amount” has the meaning given to it in Condition 4(e) (Calculation of Interest Amount); “Interest Determination Date” has the meaning given to it in Condition 4(c) (Rate of Interest); “Interest Payment Date” has the meaning given in Condition 4(a) (Interest); “Interest Period” means a period from (and including) one Interest Payment Date (or in the case of the first Interest Period only, the Issue Date) up to (but excluding) the next following Interest Payment Date; “Investment Grade Rating” means a rating of bbb- or better by A.M. Best (or its equivalent under any successor rating category of A.M. Best), a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch), a rating of BBB- or better by KBRA (or its equivalent under any successor rating category of KBRA), a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s), a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P) or an equivalent rating by a “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) under the U.S. Exchange Act of 1934). The Issuer shall use commercially reasonable efforts to maintain a credit rating of the Subordinated Notes with the foregoing agencies; “Issue Date” has the meaning given in Condition 1 (Form and Denomination); “Junior Creditors” means creditors of the Issuer who are not Senior Creditors; “Junior Securities” has the meaning given to it in Condition 2(a) (Status and Subordination); “Lead Arranger” means “Liabilities” means the unconsolidated gross liabilities of the Issuer, as shown in the latest published audited balance sheet of the Issuer, but adjusted for contingent liabilities and for subsequent events, all in such manner as the Directors may determine; “Lien” means any mortgage, pledge, lien, charge, security interest or other encumbrance of any nature whatsoever; “Majority Noteholder” means a Noteholder or Noteholders holding in aggregate more than 50 per cent. of the Principal Amount Outstanding of the Subordinated Notes. For the avoidance of doubt, Subordinated Notes held indirectly or directly by Affiliates of the Issuer shall not be included for the purposes of this definition; “Margin” means: (a) for the period that begins (and includes) the Issue Date and ends on (but excludes) the Step-Up Date: (i) 6.10% per annum; or (ii) if a Premium Load Event has occurred and is continuing within such period, 7.10% per annum for so long as such Premium Load Event continues within such period; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

55 (b) for the period that begins (and includes) the Step-Up Date and ends on (but excludes) the Maturity Date: (i) 7.10% per annum; or (ii) if a Premium Load Event has occurred and is continuing within such period, 8.10% per annum for so long as such Premium Load Event continues within such period; and (c) for the period that begins (and includes) the Maturity Date and ends on (but excludes) the date on which the Subordinated Notes are actually redeemed: (i) 8.10% per annum; or (ii) if a Premium Load Event has occurred and is continuing within such period, 9.10% per annum for so long as such Premium Load Event continues within such period. For the avoidance of doubt, if a Premium Load Event occurs and is subsequently remedied, any increase in the Margin as a result of the occurrence of such Premium Load Event (in accordance with this definition) shall no longer apply (unless a further Premium Load Event occurs and is continuing). “Maturity Date” means the Interest Payment Date falling on or immediately after the twentieth anniversary of the Issue Date; “Noteholder” means any person that holds an interest in the Subordinated Notes; “Parity Securities” has the meaning given to it in Condition 2(a) (Status and Subordination); “Permitted Liens” means: Liens created in the ordinary course of the Issuer’s business (including, without limitation, any Funds at Lloyd’s posted by the Issuer on behalf of any member of its group or other collateral or trust assets posted in connection with its (re)insurance business); Liens arising by operation of law and in the ordinary course of business of the Issuer or any of its Subsidiaries which does not (either alone or together with any one or more other such Liens) materially impair the Issuer’s ability to meet its payment obligations under the Subordinated Notes and which has not been enforced against the assets to which it attaches, other than enforcement which is being contested in good faith by the Issuer; Liens created in connection with any letter of credit or liquidity facility (whether now existing or incurred in the future) for the benefit of any member of the Issuer’s group; Liens existing on the Issue Date or any renewal, replacement, or extension of existing (or successive extensions, renewals, or replacements) Liens, provided, however, that any such existing Liens with respect to obligations of the Issuer that exceed US$1,000,000 must have been disclosed to the Lead Arranger on or prior to the Issue Date; Liens to secure indebtedness of a subsidiary to the Issuer or another subsidiary, but only as long as the Indebtedness is held by the Issuer or a subsidiary; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

56 Liens on assets, property or capital stock of a person existing at the time such person becomes a subsidiary of the Issuer or is merged or amalgamated with or into or consolidated with the Issuer; Liens on assets or property existing at the time of acquisition of the assets or property by the Issuer; Liens for taxes, assessments or governmental charges or claims that are not yet due and payable or that are being contested in good faith by appropriate proceedings; Liens on assets pursuant to merger agreements, stock or asset purchase agreements and similar agreements in respect of the disposition of such assets; other Liens with respect to obligations of the Issuer that do not exceed US$5,000,000; or deposits made in the ordinary course of business to secure liability to insurance carriers or under self-insurance arrangements in respect of such obligations; “Premium Load Event” means: (a) the breach by the Issuer of any of the undertakings set out in Conditions 12(a), 12(b), 12(c) or 12(d) (Undertakings of the Issuer); (b) the failure by the Issuer to meet any of its payment obligations on the date that such payment obligations were due under the Subordinated Notes, provided that such payment obligations are not met within 30 days of the date that such payment obligations were due; or (c) the Subordinated Notes not receiving an Investment Grade Rating within 30 days of the Issue Date or maintaining such Investment Grade Rating thereafter, provided, however, that a Premium Load Event in accordance with this definition shall only be deemed to occur on the date falling 60 days after the date on which such breach or event occurs (and only occurring if such breach or event is not remedied within such 60 day period) and continuing until such breach or event is remedied. For the avoidance of doubt and without prejudice to Condition 6(e) (Redemption at the option of the Issuer), the occurrence of a Premium Load Event shall not itself create any contractual entitlement for the Issuer to redeem the Subordinated Notes. “Principal Amount Outstanding of the Subordinated Notes” means the original principal amount of the Subordinated Notes outstanding under Condition 6(a) (Scheduled Redemption); “Qualified Investor” means a person: (a) who either (i) is a non-US Person (as such term is defined in Regulation S of the Securities Act of 1933, as amended (the “Securities Act”) outside of the United States who is acquiring the Subordinated Notes in an offshore transaction in accordance with Regulation S; or (ii) is in the United States and is (A) both an “Accredited Investor” as defined in Regulation D of the Securities Act and (B) a “Qualified Purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended; (b) who is a “qualified investor” as defined in Article 2(e) of Regulation (EU) 2017/1129; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

57 (c) who is a “Qualified Participant” as defined in section 9(2) of the Bermuda Investment Funds Act 2006; (d) to whom the offering of Subordinated Notes could lawfully be communicated by virtue of section 21(1) of the Financial Services and Markets Act 2000; (e) who is a “well-informed investor” as defined by the Luxembourg law of 13 February 2007 on specialised investment funds; (f) who is a “Professional Client” or an “Eligible Counterparty” as defined by the Markets in Financial Instruments Directive, as amended; (g) who is a “qualified Investor” as defined by the Swiss Federal Collective Investment Schemes Act; or (h) in any other jurisdiction who would satisfy the requirements of any of paragraphs (a) to (g) above if they were subject to the securities laws of such jurisdictions; “Qualifying Equivalent Securities” means securities which have terms not materially less favourable to the Noteholders, as reasonably determined by the Issuer in consultation with an Independent Adviser, consulting firm or comparable expert, in each case being independent and of international standing on the subject, and which: (a) satisfy the criteria for the eligibility for inclusion of the proceeds of the Subordinated Notes as Tier 2 Capital under the Relevant Rules; (b) contain terms providing for the same interest rate and interest payment dates as apply to the Subordinated Notes; (c) rank senior to, or have the same ranking as, the Subordinated Notes; (d) preserve all obligations as to repayment of the Subordinated Notes, including (without limitation) as to timing of such repayment (including preserving the same Maturity Date); (e) do not contain terms providing for loss absorption through principal write-down or conversion into ordinary shares; and (f) preserve any rights to any accrued and unpaid interest, and any existing rights to other amounts payable under the Subordinated Notes which have accrued to Noteholders and not been paid; “Rate of Interest” has the meaning given to it in Condition 4(c) (Rate of Interest); “Reference Rate” has the meaning given to it in Condition 4(c) (Rate of Interest); “Regulatory Clearance Condition” means, in respect of any proposed act on the part of the Issuer, the Issuer having notified the BMA, and obtained the consent or non-objection of the BMA, in relation to such act (in any case only if and to the extent required by the BMA and/or pursuant to the Relevant Rules); “Regulatory Deficiency Deferral Event” means a Regulatory Deficiency Interest Deferral Event or a Regulatory Deficiency Redemption Deferral Event; “Regulatory Deficiency Interest Deferral Date” means each Interest Payment Date in respect of which a Regulatory Deficiency Interest Deferral Event has occurred and is DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

58 continuing or would occur if payment of the full amount of interest otherwise due was made on such Interest Payment Date; “Regulatory Deficiency Interest Deferral Event” means: (a) any event which causes the Enhanced Capital Requirement to be breached and such breach is an event which, under the Relevant Rules, would require the Issuer to defer a payment of interest in respect of the Subordinated Notes in order for the Subordinated Notes to constitute Tier 2 Capital (for the avoidance of doubt, a breach of one or several of the Issuer’s subsidiaries capital requirements that would not trigger a breach of the Enhanced Capital Requirement will not be considered as a Regulatory Deficiency Interest Deferral Event); or (b) the BMA has otherwise provided written notice to the Issuer prohibiting the Issuer from making payments under the Subordinated Notes; “Regulatory Deficiency Redemption Deferral Event” means any event which causes the Enhanced Capital Requirement to be breached and such breach is an event which, under the Relevant Rules, would require the Issuer to defer or suspend a scheduled repayment or redemption of the Subordinated Notes in order for the Subordinated Notes to constitute Tier 2 Capital. For the avoidance of doubt, any event which (i) causes the capital requirement of one or several of the Issuer’s subsidiaries to be breached but (ii) that would not cause the Enhanced Capital Requirement to be breached and (iii) that would not constitute an event which, under the Relevant Rules, would require the Issuer to defer or suspend a scheduled repayment or redemption of the Subordinated Notes in order for the Subordinated Notes to constitute Tier 2 Capital, will not be considered as a Regulatory Deficiency Redemption Deferral Event; “Relevant Date” has the meaning given in Condition 9 (Taxation); “Relevant Rules” means the Insurance Act, and the rules and regulations promulgated thereunder, and any other legislation, rules or regulations of Bermuda or of the BMA from time to time relating to the characteristics, features or criteria of own funds or capital resources and which are, at such time, applicable to the Issuer; “Senior Creditors” means: (a) any policyholders and policy beneficiaries of the Issuer and its Subsidiaries (and, for the avoidance of doubt, the claims of Senior Creditors who are policyholders and/or policy beneficiaries shall include all amounts to which any such policyholder or policy beneficiary (as applicable) would be entitled in its capacity as such under any applicable legislation or rules relating to the Winding-Up of insurance companies to reflect any right to receive, or expectation of receiving, policyholder or policy beneficiary benefits which such policyholder or policy beneficiary (as applicable) may have); (b) creditors of the Issuer (other than policyholders) who are unsubordinated creditors of the Issuer including, without limitation, tax authorities and holders of senior guarantees issued by the Issuer; (c) any senior or subordinated secured creditors of the Issuer to the extent of the security therefor; and (d) any other creditors to whose claims the Subordinated Notes must be subordinated under the Relevant Rules so as to permit the Subordinated Notes to qualify as Tier 2 Capital; “Step-Up Date” means the Interest Payment Date falling on or immediately after the tenth anniversary of the Issue Date; DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

59 “Subsidiary” means any person (referred to as the “first person”) in respect of which another person: (a) has the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (i) cast, or control the casting of, more than 50 per cent. of the maximum number of votes that might be cast at a general meeting of the first person; (ii) appoint or remove all, or the majority, of the Directors or other equivalent officers of the first person; or give directions with respect to the operating and financial policies of the first person with which the Directors or other equivalent officers of the first person are obliged to comply; or (b) holds beneficially more than 50 per cent. of the issued share capital of the first person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); “Tax Event” has the meaning given in Condition 6(c) (Redemption for tax reasons); “Tier 1 Capital” means capital which is treated as a constituent of Tier 1 under the Relevant Rules; “Tier 2 Capital” means capital which is treated as a constituent of Tier 2 under the Relevant Rules; “Winding-Up” means any time when: (i) an order is made, or an effective resolution is passed, for the winding-up, dissolution or liquidation of the Issuer or any other analogous procedures in any jurisdiction (except, in any such case, a solvent winding-up solely for the purpose of a reconstruction, amalgamation or substitution of the Issuer, the terms of which have previously been approved by the Majority Noteholders); or (ii) a provisional liquidator, receiver, administrator or similar officer is appointed in respect of the Issuer and has given notice that it intends to declare a dividend; and “US$” and “U.S. Dollar” mean the lawful currency of the United States of America. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

61 8. Unless otherwise required by it and agreed by the Issuer and the Registrar, the Noteholder shall be entitled to receive only one Note Certificate in respect of its holding. 9. The joint Noteholders shall be entitled to one Note Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint Noteholder whose name appears first in the Register in respect of the joint holding. 10. Where there is more than one transferee (to hold other than as joint Noteholders), separate forms of transfer (obtainable from the Specified Office of the Registrar or any Transfer Agent) must be completed in respect of each new holding. 11. A Noteholder may transfer all or part only of his holding of Subordinated Notes; provided, however, that both the principal amount of Subordinated Notes transferred and the principal amount of the balance not transferred are an Authorised Holding. Where a Noteholder has transferred part only of his holding of Subordinated Notes, a new Note Certificate in respect of the balance of such holding will be delivered to him. 12. The Issuer, the Transfer Agents and the Registrar shall, save in the case of the issue of replacement Subordinated Notes pursuant to the Conditions, make no charge to the Noteholders for the registration of any holding of Subordinated Notes or any transfer thereof or for the issue of any Subordinated Notes or for the delivery thereof at the Specified Office of any Transfer Agent or the Registrar or by uninsured post to the address specified by the Noteholder, but such registration, transfer, issue or delivery shall be effected against such indemnity from the Noteholder or the transferee thereof as the Registrar or the relevant Transfer Agent may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such registration, transfer, issue or delivery. 13. Provided a transfer of a Subordinated Note is duly made in accordance with all applicable requirements and restrictions upon transfer and the Subordinated Note(s) transferred are presented to a Transfer Agent and/or the Registrar in accordance with the Agency Agreement and these Regulations, and subject to unforeseen circumstances beyond the control of such Transfer Agent or the Registrar arising, such Transfer Agent or the Registrar will, within five business days of the request for transfer being duly made, deliver at its Specified Office to the transferee or despatch by uninsured post (at the request and risk of the transferee) to such address as the transferee entitled to the Subordinated Notes in relation to which such Note Certificate is issued may have specified, a Note Certificate in respect of which entries have been made in the Register, all formalities complied with and the name of the transferee completed on the Note Certificate by or on behalf of the Registrar; and, for the purposes of this paragraph, “business day” means a day on which commercial banks are open for business (including dealings in foreign currencies) in the cities in which the Registrar and (if applicable) the relevant Transfer Agent have their respective Specified Offices. 14. No transfer of a Subordinated Note (or any beneficial interest therein) may be effected unless: (a) such Subordinated Note is transferred in a transaction that does not require registration under the Securities Act, applicable State securities laws and is not in violation of the United States Investment Company Act of 1940; (b) such transfer is effected in accordance with the provisions of any restrictions on transfer specified in the legends (if any) set forth on the face of the Note Certificate issued in relation to such Subordinated Note; (c) the transferee delivers to the Registrar or the relevant Transfer Agent a form of transfer (including any certification as to compliance with restrictions on transfer included in such form of transfer) endorsed on the Note Certificate issued in relation to such Subordinated Note; and DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42

62 (d) if the Issuer so requests, the relevant Transfer Agent and the Registrar receive an opinion of counsel satisfactory to all of them. DocuSign Envelope ID: FD12365F-EF28-4B9A-B58C-4DD758E1FC42